                              EQUITY ADVANTAGE VUL

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI Large Cap Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Jennison Growth Portfolio
Julius Baer International Stock Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A (except
  as noted)
American Funds Balanced Allocation Portfolio--
  Class B
American Funds Growth Allocation Portfolio--Class B
American Funds Moderate Allocation Portfolio--
  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE PORTFOLIO PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                 APRIL 28, 2008

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Portfolios................................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................    A-9
     Annual Portfolio Operating Expenses....................   A-12
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS........   A-16
     The Company............................................   A-16
     The Separate Account...................................   A-16
     The Portfolios.........................................   A-16
     Share Classes of the Portfolios........................   A-19
     Certain Payments We Receive with Regard to the
      Portfolios............................................   A-20
     Selection of the Portfolios............................   A-20
     Voting Rights..........................................   A-21
     Rights Reserved by MetLife Investors USA...............   A-21
THE POLICIES................................................   A-21
     Purchasing a Policy....................................   A-21
     Replacing Existing Insurance...........................   A-22
     Policy Owner and Beneficiary...........................   A-22
     24 Month Conversion Right..............................   A-22
PREMIUMS....................................................   A-23
     Flexible Premiums......................................   A-23
     Amount Provided for Investment under the Policy........   A-23
     Right to Examine Policy................................   A-24
     Allocation of Net Premiums.............................   A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS
  USA'S DESIGNATED OFFICE...................................   A-25
     Payment of Proceeds....................................   A-26
CASH VALUE..................................................   A-26
DEATH BENEFITS..............................................   A-27
     Death Proceeds Payable.................................   A-28
     Change in Death Benefit Option.........................   A-28
     Increase in Face Amount................................   A-29
     Reduction in Face Amount...............................   A-29
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-29
     Surrender..............................................   A-29
     Partial Withdrawal.....................................   A-30
TRANSFERS...................................................   A-31
     Transfer Option........................................   A-31
AUTOMATED INVESTMENT STRATEGIES.............................   A-34

                                                              PAGE
                                                              -----
LOANS.......................................................   A-34
LAPSE AND REINSTATEMENT.....................................   A-35
     Lapse..................................................   A-35
     Reinstatement..........................................   A-36
ADDITIONAL BENEFITS BY RIDER................................   A-37
THE FIXED ACCOUNT...........................................   A-38
     General Description....................................   A-38
     Values and Benefits....................................   A-38
     Policy Transactions....................................   A-38
CHARGES.....................................................   A-39
     Deductions from Premiums...............................   A-39
     Surrender Charge.......................................   A-40
     Partial Withdrawal Charge..............................   A-41
     Transfer Charge........................................   A-41
     Illustration of Benefits Charge........................   A-41
     Monthly Deduction from Cash Value......................   A-42
     Loan Interest Spread...................................   A-44
     Charges Against the Portfolios and the Investment
      Divisions of the Separate Account.....................   A-44
TAX CONSIDERATIONS..........................................   A-44
     Introduction...........................................   A-44
     Tax Status of the Policy...............................   A-44
     Tax Treatment of Policy Benefits.......................   A-45
     MetLife Investors USA's Income Taxes...................   A-49
DISTRIBUTION OF THE POLICIES................................   A-49
LEGAL PROCEEDINGS...........................................   A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-51
FINANCIAL STATEMENTS........................................   A-51
GLOSSARY....................................................   A-52
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-53
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER
  VALUES....................................................   A-54

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-one Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    2.25% of premiums paid   2.25% of each premium
 on Premiums                                     up to the Target         paid
                                                 Premium per Policy
                                                 year(1)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.0% in all Policy       2.0% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------

(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or
                        face amount reduction
                        in the first ten Policy
                        years (11 in FL) (and,
                        with respect to a face
                        amount increase, in the
                        first ten Policy years
                        (11 in FL) after the
                        increase)
  Minimum and Maximum                            In Policy year 1, $3.75  In Policy year 1, $3.75
  Charge                                         to $38.25 per $1,000 of  to $38.25 per $1,000 of
                                                 base Policy face         base Policy face
                                                 amount(2)                amount(2)

  Charge in the first                            $14.00 per $1,000 of     $14.00 per $1,000 of base
  Policy year for a                              base Policy face amount  Policy face amount
  male insured, age
  35, in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Transfer Charge(3)     On transfer of cash      Not currently charged    $25 for each transfer
                        value among Investment
                        Divisions and to and
                        from the Fixed Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal(4)
---------------------------------------------------------------------------------------------------
 Illustration of        On provision of each     Not currently charged    $25 per illustration
 Benefits Charge        illustration in excess
                        of one per year
---------------------------------------------------------------------------------------------------

(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

------------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per $1,000   $.02 to $83.33 per $1,000
  Charge                                        of net amount at risk(2)    of net amount at risk(2)
  Charge in the first  Monthly                  $.02 per $1,000 of net      $.09 per $1,000 of net
  Policy year for a                             amount at risk              amount at risk
  male insured, age
  35, in the
  preferred nonsmoker
  risk class with a
  base Policy face
  amount of $300,000
------------------------------------------------------------------------------------------------------
 Policy Charge(3)
  Policy face amount   Monthly                  $12 in Policy year 1        $12 in Policy year 1
  less than $50,000                             $9 in Policy years 2+       $9 in Policy years 2+
  Policy face amount   Monthly                  $15 in Policy year 1        $15 in Policy year 1
  between $50,000 and                           $8 in Policy years 2+       $8 in Policy years 2+
  $249,999
------------------------------------------------------------------------------------------------------
 Mortality and         Monthly                  .60% in Policy years 1-10   .80% in Policy years 1-10
 Expense Risk Charge                            .35% in Policy years 11-19  .35% in Policy years 11-19
 (annual rate imposed                           .20% in Policy years 20-29  .20% in Policy years 20-29
 on cash value in the                           .05% in Policy years 30+    .05% in Policy years 30+
 Separate Account)(4)
------------------------------------------------------------------------------------------------------
 Coverage Expense
 Charge(5)
  Minimum and          Monthly                  $.04 to $2.30 per $1,000    $.04 to $2.30 per $1,000
  Maximum Charge                                of base Policy face amount  of base Policy face amount
                                                in first eight Policy
                                                years(6)
  Charge for a male    Monthly                  $.16 per $1,000 of base     $.16 per $1,000 of base
  insured, age 35, in                           Policy face amount in       Policy face amount
  the preferred                                 first eight Policy
  nonsmoker risk                                years(6)
  class with a base
  Policy face amount
  of $300,000
------------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     1.00% of loan collateral    1.00% of loan collateral
 Spread(7)             termination, if          in Policy years 1-10        in Policy years 1-10
                       earlier)
------------------------------------------------------------------------------------------------------

(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

----------------------------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider
  Minimum and Maximum    Monthly                  $.01 to $1.08 per        $.01 to $83.33 per $1,000
  Charge                                          $1,000 of Eligible       of Eligible Death Benefit
                                                  Death Benefit
  Charge for a male      Monthly                  $.02 per $1,000 of       $.02 per $1,000 of
  insured, age 35, in                             Eligible Death Benefit   Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $300,000
----------------------------------------------------------------------------------------------------
 Children's Term         Monthly                  $.40 per $1,000 of       $.40 per $1,000 of rider
 Insurance Rider                                  rider face amount        face amount
----------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum    Monthly                  $.00 to $61.44 per $100  $.00 to $61.44 per $100
  Charge                                          of Monthly Deduction     of Monthly Deduction
  Charge in the first    Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                               Monthly Deduction        Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum   Monthly                  $.00 to $21.75 per $100  $.00 to $21.75 per $100
  Charge                                         of Specified Premium     of Specified Premium
  Charge in the first   Monthly                  $3.00 per $100 of        $3.00 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider
  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount
  Charge for a male     Monthly                  $.03 per $1,000 of       $.03 per $1,000 of Option
  insured, age 35, in                            Option amount            amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a male     Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
  insured, age 35, in                            daily benefit amount     daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Accidental Death
 Benefit Rider
  Minimum and Maximum   Monthly                  $.00 to $.34 per $1,000  $.00 to $83.33 per $1,000
  Charge                                         of rider face amount     of rider face amount
  Charge in the first   Monthly                  $.05 per $1,000 of       $.08 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Guaranteed Minimum
 Death Benefit Rider
  Minimum and Maximum   Monthly                  $.01 to $.04 per $1,000  $.01 to $83.33 per $1,000
  Charge                                         of net amount at risk    of net amount at risk
  Charge for a male     Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
  insured, age 35, in                            amount at risk           amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Acceleration of Death  At time of benefit       Not currently charged    One-time fee of $150
 Benefit Rider          payment
---------------------------------------------------------------------------------------------------
 Overloan Protection    At time of exercise      One-time fee of 3.5% of  One-time fee of 3.5% of
 Rider                                           Policy cash value        Policy cash value
---------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2007. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................   0.29%     1.09%

     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2007, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                        ACQUIRED
                                                       FUND FEES      GROSS TOTAL    FEE WAIVERS      NET TOTAL
                     MANAGEMENT    OTHER     12B-1        AND           ANNUAL       AND EXPENSE       ANNUAL
                        FEES      EXPENSES   FEES     EXPENSES(1)      EXPENSES     REIMBURSEMENTS   EXPENSES(2)
                     ----------   --------   -----   --------------   -----------   --------------   -----------
METROPOLITAN SERIES
  FUND,
  INC. -- CLASS A
BlackRock Aggressive
  Growth
  Portfolio.........   0.71%       0.05%       --           --           0.76%             --           0.76%
BlackRock Bond
  Income
  Portfolio.........   0.38%       0.06%       --           --           0.44%          0.01%        0.43%(3)
BlackRock
  Diversified
  Portfolio.........   0.44%       0.06%       --           --           0.50%             --           0.50%
BlackRock Large Cap
  Value Portfolio...   0.68%       0.06%       --           --           0.74%             --           0.74%
BlackRock Legacy
  Large Cap Growth
  Portfolio.........   0.73%       0.06%       --           --           0.79%             --           0.79%
BlackRock Strategic
  Value Portfolio...   0.82%       0.06%       --           --           0.88%             --           0.88%
Davis Venture Value
  Portfolio.........   0.69%       0.04%       --           --           0.73%             --           0.73%
FI Large Cap
  Portfolio.........   0.77%       0.07%       --           --           0.84%             --           0.84%
FI Mid Cap
  Opportunities
  Portfolio.........   0.68%       0.05%       --           --           0.73%             --           0.73%
FI Value Leaders
  Portfolio.........   0.64%       0.07%       --           --           0.71%             --           0.71%
Franklin Templeton
  Small Cap Growth
  Portfolio.........   0.90%       0.11%       --           --           1.01%             --           1.01%
Harris Oakmark
  Focused Value
  Portfolio.........   0.72%       0.04%       --           --           0.76%             --           0.76%
Jennison Growth
  Portfolio.........   0.63%       0.04%       --           --           0.67%             --           0.67%
Julius Baer
  International
  Stock Portfolio...   0.84%       0.12%       --           --           0.96%          0.04%        0.92%(4)
Lehman(R) Brothers
  Aggregate Bond
  Index Portfolio...   0.25%       0.05%       --           --           0.30%          0.01%        0.29%(5)
Loomis Sayles Small
  Cap Portfolio.....   0.90%       0.05%       --           --           0.95%          0.05%        0.90%(6)
MetLife Mid Cap
  Stock Index
  Portfolio.........   0.25%       0.07%       --        0.01%           0.33%          0.01%        0.32%(7)
MetLife Stock Index
  Portfolio.........   0.25%       0.04%       --           --           0.29%          0.01%        0.28%(7)
MFS(R) Total Return
  Portfolio.........   0.53%       0.05%       --           --           0.58%             --           0.58%
MFS(R) Value
  Portfolio.........   0.72%       0.05%       --           --           0.77%          0.07%        0.70%(8)
Morgan Stanley
  EAFE(R) Index
  Portfolio.........   0.30%       0.12%       --        0.01%           0.43%          0.01%        0.42%(9)
Neuberger Berman Mid
  Cap Value
  Portfolio.........   0.64%       0.05%       --           --           0.69%             --           0.69%
Oppenheimer Global
  Equity
  Portfolio.........   0.51%       0.10%       --           --           0.61%             --           0.61%
Russell 2000(R)
  Index Portfolio...   0.25%       0.07%       --        0.01%           0.33%          0.01%        0.32%(7)
T. Rowe Price Large
  Cap Growth
  Portfolio.........   0.60%       0.07%       --           --           0.67%             --           0.67%
T. Rowe Price Small
  Cap Growth
  Portfolio.........   0.51%       0.08%       --           --           0.59%             --           0.59%
Western Asset
  Management
  Strategic Bond
  Opportunities
  Portfolio.........   0.61%       0.05%       --           --           0.66%             --           0.66%
Western Asset
  Management U.S.
  Government
  Portfolio.........   0.49%       0.05%       --           --           0.54%             --           0.54%
MetLife Conservative
  Allocation
  Portfolio.........   0.10%       0.05%       --        0.59%           0.74%          0.05%        0.69%(10)

                                                        ACQUIRED
                                                       FUND FEES      GROSS TOTAL    FEE WAIVERS      NET TOTAL
                     MANAGEMENT    OTHER     12B-1        AND           ANNUAL       AND EXPENSE       ANNUAL
                        FEES      EXPENSES   FEES     EXPENSES(1)      EXPENSES     REIMBURSEMENTS   EXPENSES(2)
                     ----------   --------   -----   --------------   -----------   --------------   -----------
MetLife Conservative
  to Moderate
  Allocation
  Portfolio.........   0.10%       0.01%       --        0.64%           0.75%          0.01%        0.74%(10)
MetLife Moderate
  Allocation
  Portfolio.........   0.08%       0.01%       --        0.67%           0.76%             --        0.76%(10)
MetLife Moderate to
  Aggressive
  Allocation
  Portfolio.........   0.08%       0.01%       --        0.70%           0.79%             --        0.79%(10)
MetLife Aggressive
  Allocation
  Portfolio.........   0.10%       0.04%       --        0.73%           0.87%          0.04%        0.83%(10)

MET INVESTORS SERIES
  TRUST -- CLASS A
  (EXCEPT AS NOTED)
American Funds
  Balanced
  Allocation
  Portfolio -- Class
  B.................   0.10%       0.15%     0.25%       0.39%           0.89%          0.15%        0.74%(11,12,13)
American Funds
  Growth Allocation
  Portfolio -- Class
  B.................   0.10%       0.19%     0.25%       0.36%           0.90%          0.19%        0.71%(11,12,13)
American Funds
  Moderate
  Allocation
  Portfolio -- Class
  B.................   0.10%       0.26%     0.25%       0.41%           1.02%          0.26%        0.76%(11,12,13)
BlackRock Large Cap
  Core Portfolio....   0.58%       0.07%       --           --           0.65%             --           0.65%
Clarion Global Real
  Estate
  Portfolio.........   0.61%       0.04%       --           --           0.65%             --           0.65%
Cyclical Growth and
  Income ETF
  Portfolio.........   0.45%       0.10%       --        0.23%           0.78%             --        0.78%(14)
Cyclical Growth ETF
  Portfolio.........   0.45%       0.09%       --        0.24%           0.78%             --        0.78%(14)
Harris Oakmark
  International
  Portfolio.........   0.77%       0.09%       --           --           0.86%             --           0.86%
Janus Forty
  Portfolio.........   0.65%       0.05%       --           --           0.70%             --           0.70%
Lazard Mid Cap
  Portfolio.........   0.69%       0.07%       --           --           0.76%             --           0.76%
Legg Mason Partners
  Aggressive Growth
  Portfolio.........   0.62%       0.05%       --           --           0.67%             --           0.67%
Legg Mason Value
  Equity
  Portfolio.........   0.63%       0.04%       --           --           0.67%             --           0.67%
Lord Abbett Bond
  Debenture
  Portfolio.........   0.49%       0.05%                    --           0.54%             --           0.54%
Met/AIM Small Cap
  Growth
  Portfolio.........   0.86%       0.06%       --           --           0.92%             --           0.92%
Met/Franklin Income
  Portfolio.........   0.80%       0.29%       --           --           1.09%          0.19%        0.90%(12,15)
Met/Franklin Mutual
  Shares
  Portfolio.........   0.80%       0.29%       --           --           1.09%          0.19%        0.90%(12,15)
Met/Franklin
  Templeton Founding
  Strategy
  Portfolio.........   0.05%       0.15%       --        0.87%           1.07%          0.15%        0.92%(12,16)
Met/Templeton Growth
  Portfolio.........   0.70%       0.34%       --           --           1.04%          0.24%        0.80%(12,17)
MFS(R) Research
  International
  Portfolio.........   0.70%       0.09%       --           --           0.79%             --           0.79%
Oppenheimer Capital
  Appreciation
  Portfolio.........   0.58%       0.04%       --           --           0.62%             --           0.62%
PIMCO Inflation
  Protected Bond
  Portfolio.........   0.50%       0.05%       --           --           0.55%             --           0.55%
PIMCO Total Return
  Portfolio.........   0.48%       0.04%       --           --           0.52%             --        0.52%(18)
RCM Technology
  Portfolio.........   0.88%       0.09%       --           --           0.97%             --           0.97%
T. Rowe Price Mid
  Cap Growth
  Portfolio.........   0.75%       0.05%       --           --           0.80%             --           0.80%

AMERICAN FUNDS
  INSURANCE
  SERIES(R) -- CLASS
  2
American Funds Bond
  Fund..............   0.40%       0.01%     0.25%          --           0.66%             --           0.66%
American Funds
  Global Small
  Capitalization
  Fund..............   0.70%       0.03%     0.25%          --           0.98%             --           0.98%
American Funds
  Growth Fund.......   0.32%       0.01%     0.25%          --           0.58%             --           0.58%
American Funds
  Growth-Income
  Fund..............   0.26%       0.01%     0.25%          --           0.52%             --           0.52%

---------------

(1) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

(2) Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

(3) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.

(4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

(5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

(6) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

(7) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

(8) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

(9) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(10) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.

(11) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The estimated expenses of the underlying portfolios are based upon the weighted average of the total operating expenses of the underlying portfolios, before expense waivers allocated to the underlying portfolios, at December 31, 2007.

(12) The fees and expenses of the Portfolio are estimated for the year ending December 31, 2008.

(13) Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.10%, excluding 12b-1 fees and Acquired Fund Fees and Expenses.

(14) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee.

(15) Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.

(16) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/ Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The expenses of the underlying portfolios are based upon the weighted average of the estimated total operating expenses of the underlying portfolios, after expense waivers allocated to the underlying portfolios, for the year ending December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee to and reimburse expenses to the extent necessary to limit total operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses.

(17) Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees.

(18) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

    The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.

    For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. Death benefits in excess of Policy cash value are paid from our general account. Death benefits paid from the general account are subject to the claims-paying ability of MetLife Investors USA.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
BlackRock Aggressive Growth   BlackRock Advisors, Inc.      Maximum capital appreciation.
  Portfolio
BlackRock Bond Income         BlackRock Advisors, Inc.      A competitive total return
  Portfolio                                                 primarily from investing in
                                                            fixed-income securities.
BlackRock Diversified         BlackRock Advisors, Inc.      High total return while attempting
  Portfolio                                                 to limit investment risk and
                                                            preserve capital.
BlackRock Large Cap Value     BlackRock Advisors, Inc.      Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap    BlackRock Advisors, Inc.      Long-term growth of capital.
  Growth Portfolio
BlackRock Strategic Value     BlackRock Advisors, Inc.      High total return, consisting
  Portfolio                                                 principally of capital
                                                            appreciation.
Davis Venture Value           Davis Selected Advisers,      Growth of capital.
  Portfolio                   L.P.(1)
FI Large Cap Portfolio        Pyramis Global Advisors, LLC  Long-term growth of capital.

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
FI Mid Cap Opportunities      Pyramis Global Advisors, LLC  Long-term growth of capital.
  Portfolio
FI Value Leaders Portfolio    Pyramis Global Advisors, LLC  Long-term growth of capital.
Franklin Templeton Small Cap  Franklin Advisers, Inc.       Long-term capital growth.
  Growth Portfolio
Harris Oakmark Focused Value  Harris Associates L.P.        Long-term capital appreciation.
  Portfolio
Jennison Growth Portfolio     Jennison Associates LLC       Long-term growth of capital.
Julius Baer International     Julius Baer Investment        Long-term growth of capital.
  Stock Portfolio             Management LLC
Lehman Brothers(R) Aggregate  MetLife Investment Advisors   To equal the performance of the
  Bond Index Portfolio        Company, LLC                  Lehman Brothers Aggregate Bond
                                                            Index.
Loomis Sayles Small Cap       Loomis, Sayles & Company,     Long-term capital growth from
  Portfolio                   L.P.                          investments in common stocks or
                                                            other equity securities.
MetLife Mid Cap Stock Index   MetLife Investment Advisors   To equal the performance of the
  Portfolio                   Company, LLC                  Standard & Poor's MidCap 400
                                                            Composite Stock Price Index.
MetLife Stock Index           MetLife Investment Advisors   To equal the performance of the
  Portfolio                   Company, LLC                  Standard & Poor's 500 Composite
                                                            Stock Price Index.
MFS(R) Total Return           Massachusetts Financial       Favorable total return through
  Portfolio                   Services Company              investment in a diversified
                                                            portfolio.
MFS(R) Value Portfolio        Massachusetts Financial       Capital appreciation and
                              Services Company              reasonable income.
Morgan Stanley EAFE(R) Index  MetLife Investment Advisors   To equal the performance of the
  Portfolio                   Company, LLC                  MSCI EAFE Index.
Neuberger Berman Mid Cap      Neuberger Berman Management   Capital growth.
  Value Portfolio             Inc.
Oppenheimer Global Equity     OppenheimerFunds, Inc.        Capital appreciation.
  Portfolio
Russell 2000(R) Index         MetLife Investment Advisors   To equal the return of the Russell
  Portfolio                   Company, LLC                  2000 Index.
T. Rowe Price Large Cap       T. Rowe Price Associates,     Long-term growth of capital and,
  Growth Portfolio            Inc.                          secondarily, dividend income.
T. Rowe Price Small Cap       T. Rowe Price Associates,     Long-term capital growth.
  Growth Portfolio            Inc.
Western Asset Management      Western Asset Management      To maximize total return
  Strategic Bond              Company                       consistent with preservation of
  Opportunities Portfolio                                   capital.
Western Asset Management      Western Asset Management      To maximize total return
  U.S. Government Portfolio   Company                       consistent with preservation of
                                                            capital and maintenance of
                                                            liquidity.
MetLife Conservative          N/A                           A high level of current income,
  Allocation Portfolio                                      with growth of capital as a
                                                            secondary objective.

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
MetLife Conservative to       N/A                           A high total return in the form of
  Moderate Allocation                                       income and growth of capital, with
  Portfolio                                                 a greater emphasis on income.
MetLife Moderate Allocation   N/A                           A balance between a high level of
  Portfolio                                                 current income and growth of
                                                            capital, with a greater emphasis
                                                            on growth of capital.
MetLife Moderate to           N/A                           Growth of capital.
  Aggressive Allocation
  Portfolio
MetLife Aggressive            N/A                           Growth of capital.
  Allocation Portfolio

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY, LLC

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
American Funds Balanced       Met Investors Advisory, LLC   A balance between a high level of
  Allocation Portfolio                                      current income and growth of
                                                            capital, with a greater emphasis
                                                            on growth of capital.
American Funds Growth         Met Investors Advisory, LLC   Growth of capital.
  Allocation Portfolio
American Funds Moderate       Met Investors Advisory, LLC   A high total return in the form of
  Allocation Portfolio                                      income and growth of capital, with
                                                            a greater emphasis on income.
BlackRock Large Cap Core      BlackRock Advisors, Inc.      Long-term capital growth.
  Portfolio
Clarion Global Real Estate    ING Clarion Real Estate       Total return through investment in
  Portfolio                   Securities, L.P.              real estate securities,
                                                            emphasizing both capital
                                                            appreciation and current income.
Cyclical Growth and Income    Gallatin Asset Management,    Growth of capital and income.
  ETF Portfolio               Inc.
Cyclical Growth ETF           Gallatin Asset Management,    Growth of capital.
  Portfolio                   Inc.
Harris Oakmark International  Harris Associates L.P.        Long-term capital appreciation.
  Portfolio
Janus Forty Portfolio         Janus Capital Management LLC  Capital appreciation.
Lazard Mid Cap Portfolio      Lazard Asset Management LLC   Long-term capital appreciation.
Legg Mason Partners           ClearBridge Advisors, LLC     Capital appreciation.
  Aggressive Growth
  Portfolio
Legg Mason Value Equity       Legg Mason Capital            Long-term growth of capital.
  Portfolio                   Management, Inc.
Lord Abbett Bond Debenture    Lord, Abbett & Co. LLC        High current income and the
  Portfolio                                                 opportunity for capital
                                                            appreciation to produce a high
                                                            total return.
Met/AIM Small Cap Growth      Invesco Aim Capital           Long-term growth of capital.
  Portfolio                   Management, Inc.
Met/Franklin Income           Franklin Advisers, Inc.       To maximize income while
  Portfolio                                                 maintaining prospects for capital
                                                            appreciation.

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
Met/Franklin Mutual Shares    Franklin Mutual Advisers,     Capital appreciation, which may
  Portfolio                   LLC                           occasionally be short-term. The
                                                            Portfolio's secondary investment
                                                            objective is income.
Met/Franklin Templeton        Met Investors Advisory, LLC   Primarily seeks capital
  Founding Strategy                                         appreciation and secondarily seeks
  Portfolio                                                 income.
Met/Templeton Growth          Templeton Global Advisors     Long-term capital growth.
  Portfolio                   Limited
MFS(R) Research               Massachusetts Financial       Capital appreciation.
  International Portfolio     Services Company
Oppenheimer Capital           OppenheimerFunds, Inc.        Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected     Pacific Investment            Maximum real return, consistent
  Bond Portfolio              Management Company LLC        with preservation of capital and
                                                            prudent investment management.
PIMCO Total Return Portfolio  Pacific Investment            Maximum total return, consistent
                              Management Company LLC        with the preservation of capital
                                                            and prudent investment management.
RCM Technology Portfolio      RCM Capital Management LLC    Capital appreciation; no
                                                            consideration is given to income.
T. Rowe Price Mid Cap Growth  T. Rowe Price Associates,     Long-term growth of capital.
  Portfolio                   Inc.

AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
American Funds Bond Fund      N/A                           Maximize current income and
                                                            preserve capital by investing
                                                            primarily in fixed-income
                                                            securities.
American Funds Global Small   N/A                           Capital appreciation through
  Capitalization Fund                                       stocks.
American Funds Growth Fund    N/A                           Capital appreciation through
                                                            stocks.
American Funds Growth-Income  N/A                           Capital appreciation and income.
  Fund

---------------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Portfolios may provide information for share classes that are not available through the Policy.

When you consult the attached prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

     An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the advisers to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:

Premium Payments                       MetLife Investors USA
                                       P.O. Box 371351
                                       Pittsburgh, PA 15250-7351

Payment Inquiries and                  MetLife Investors USA
Correspondence                         P.O. Box 30375
                                       Tampa, FL 33630-3375

Beneficiary and Ownership              MetLife Investors USA
Changes                                P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans,                     MetLife Investors USA
Withdrawals and                        P.O. Box 543
Investment Division Transfers          Warwick, RI 02887-0543

Cancellations (Right to Examine        MetLife Investors USA
Policy Period)                         Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

Death Claims                           MetLife Investors USA
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Investment Division Transfers and      (800) 638-5000
Other Telephone Transactions and
Inquiries

     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our general account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


Face Amount:.........   $         300,000
Death Benefit
  Option:............   Option A -- Level

Cash Value:..........   $          11,718
Surrender Charge:....   $         - 4,200   ($14.00 x $300,000/1,000)
                        -----------------
Cash Surrender
  Value:.............   $           7,518
                                     x 20%
                        -----------------
Withdrawal Amount:...   $           1,504

     The first 10% of cash surrender value, or $752, can be withdrawn free of Surrender Charge. The remaining $752 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                                    Withdrawal Amount in
Surrender Charge        x         Excess of Free Withdrawal       =     Surrender Charge
                              ---------------------------------
                              Face Amount less Surrender Charge         On Withdrawal
       $4,200           x                   $752                  =     $11
                              ---------------------------------
                                      $300,000 - $4,200

     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,504 withdrawal and by the $11 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:


Face Amount before Withdrawal...............................   $300,000
  Withdrawal................................................    - 1,504
  Surrender Charge on Withdrawal............................    -    11
                                                               --------

Face Amount after Withdrawal................................   $298,485

Surrender Charge before Withdrawal..........................   $  4,200
  Surrender Charge on Withdrawal............................    -    11
                                                               --------
Surrender Charge after Withdrawal...........................   $  4,189

Cash Value before Withdrawal................................   $ 11,718
  Withdrawal................................................    - 1,504
  Surrender Charge on Withdrawal............................    -    11
                                                               --------
Cash Value after Withdrawal.................................   $ 10,203

Surrender Charge after Withdrawal...........................    - 4,189
                                                               --------
Cash Surrender Value after Withdrawal.......................   $  6,014

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the BlackRock Strategic Value Portfolio, Franklin Templeton Small Cap Growth Portfolio, Julius Baer International Stock Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                        AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATOR. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     INDEX SELECTOR. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premi-ums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia.)

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland. Not currently available in Florida, New Jersey or Virginia.)

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

             NET
PREMIUM    PREMIUM
-------    -------
$4,000     $4,000
            - 175    (5.5% X $2,000) + (3.25% X $2,000) = total sales, premium
           -------   tax and Federal tax charges
           $3,825    Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                   FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                    ARE SURRENDERED,        CHARGE PER $1,000
                                                       LAPSED OR              OF BASE POLICY
                                                     REDUCED DURING            FACE AMOUNT
                                                   ------------------     ---------------------
Entire Policy Year                                          1                     $38.25
Last Month of Policy Year                                   2                      35.81
                                                            3                      32.56
                                                            4                      31.74
                                                            5                      29.84
                                                            6                      27.13
                                                            7                      24.42
                                                            8                      18.99
                                                            9                       9.50
                                                           10                       0.00

     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                                   FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                    ARE SURRENDERED,        CHARGE PER $1,000
                                                       LAPSED OR              OF BASE POLICY
                                                     REDUCED DURING            FACE AMOUNT
                                                   ------------------     ---------------------
Entire Policy Year                                          1                     $38.25
Last Month of Policy Year                                   2                      35.81
                                                            3                      32.56
                                                            4                      31.74
                                                            5                      29.84
                                                            6                      27.13
                                                            7                      24.42
                                                            8                      18.99
                                                            9                      11.87
                                                           10                       5.93
                                                           11                       0.00

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

--------------------------------------------------------------------------------------------
                                                                         CHARGE APPLIED
                                                                        TO CASH VALUE IN
     POLICY YEAR                      NET CASH VALUE                    SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.60%
                            5 but less than 10 target premiums                0.55%
       1 - 10              10 but less than 20 target premiums                0.30%
                                20 target premiums or more                    0.15%
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.35%
                            5 but less than 10 target premiums                0.30%
       11 - 19             10 but less than 20 target premiums                0.15%
                                20 target premiums or more                    0.10%
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.20%
                            5 but less than 10 target premiums                0.15%
       20 - 29             10 but less than 20 target premiums                0.10%
                                20 target premiums or more                    0.05%
--------------------------------------------------------------------------------------------
         30+                                                                  0.05%
--------------------------------------------------------------------------------------------

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, separate accounts investing in the Portfolios may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's attained age 121 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 121            101
       59                  134
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                                    FACTOR
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.82979    6.59918
40..........................................................  4.11359    4.63373
50..........................................................  2.93292    3.28706
60..........................................................  2.14246    2.40697
70..........................................................  1.64028    1.82665
80..........................................................  1.32530    1.44515
90..........................................................  1.15724    1.22113
100.........................................................  1.08417    1.10646
120.........................................................  1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .73% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.73%, 5.23% and 9.20%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $1,620 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                   DEATH BENEFIT                   CASH SURRENDER VALUE                    CASH VALUE
               ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                        GROSS ANNUAL                       GROSS ANNUAL
END OF           RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY   ---------------------------------   --------------------------------   --------------------------------
 YEAR       0%         6%          10%         0%         6%          10%         0%         6%          10%
------      --         --          ---         --         --          ---         --         --          ---
1...     $300,000   $300,000   $   300,000   $     0   $      0   $         0   $   861   $    931   $       977
2...      300,000    300,000       300,000         0          0             0     1,684      1,877         2,011
3...      300,000    300,000       300,000         0          0             0     2,470      2,840         3,104
4...      300,000    300,000       300,000         0        177           622     3,217      3,818         4,262
5...      300,000    300,000       300,000       843      1,728         2,406     3,923      4,809         5,487
6...      300,000    300,000       300,000     1,785      3,010         3,980     4,586      5,810         6,780
7...      300,000    300,000       300,000     2,682      4,300         5,626     5,202      6,820         8,146
8...      300,000    300,000       300,000     3,815      5,880         7,632     5,775      7,840         9,592
9...      300,000    300,000       300,000     5,916      8,501        10,768     6,896      9,481        11,748
10..      300,000    300,000       300,000     7,968     11,164        14,056     7,968     11,164        14,056
15..      300,000    300,000       300,000    13,001     20,814        29,061    13,001     20,814        29,061
20..      300,000    300,000       300,000    17,143     32,501        51,737    17,143     32,501        51,737
25..      300,000    300,000       300,000    19,782     46,293        85,878    19,782     46,293        85,878
30..      300,000    300,000       300,000    19,748     61,696       137,354    19,748     61,696       137,354
35..      300,000    300,000       300,000    15,292     77,840       216,445    15,292     77,840       216,445
40..      300,000    300,000       366,098     4,580     94,234       342,148     4,580     94,234       342,148
45..                 300,000       563,885              105,666       537,033              105,666       537,033
50..                 300,000       873,766               93,965       832,158               93,965       832,158
55..                 300,000     1,332,847                4,715     1,269,378                4,715     1,269,378
60..                             1,954,848                          1,935,493                          1,935,493
65..                             3,007,339                          2,977,564                          2,977,564
70..                             4,613,633                          4,567,954                          4,567,954
75..                             7,050,561                          6,980,753                          6,980,753
80..                            10,704,350                         10,598,366                         10,598,366
85..                            16,093,362                         15,934,022                         15,934,022
86..                            17,450,608                         17,277,830                         17,277,830

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $1,620 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                 DEATH BENEFIT               CASH SURRENDER VALUE              CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF         RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   ------------------------------   --------------------------   --------------------------
 YEAR       0%         6%        10%        0%       6%        10%       0%       6%        10%
------      --         --        ---        --       --        ---       --       --        ---
1...     $300,000   $300,000   $300,000   $    0   $     0   $     0   $  597   $   658   $   700
2...      300,000    300,000    300,000        0         0         0    1,168     1,328     1,439
3...      300,000    300,000    300,000        0         0         0    1,716     2,013     2,226
4...      300,000    300,000    300,000        0         0         0    2,230     2,701     3,052
5...      300,000    300,000    300,000        0       316       842    2,713     3,396     3,923
6...      300,000    300,000    300,000      363     1,296     2,039    3,163     4,096     4,840
7...      300,000    300,000    300,000    1,052     2,271     3,278    3,572     4,791     5,798
8...      300,000    300,000    300,000    1,971     3,513     4,831    3,931     5,473     6,791
9...      300,000    300,000    300,000    3,255     5,154     6,838    4,236     6,135     7,818
10..      300,000    300,000    300,000    4,477     6,767     8,871    4,477     6,767     8,871
15..      300,000    300,000    300,000    4,846     9,605    14,918    4,846     9,605    14,918
20..      300,000    300,000    300,000    3,347    11,195    22,100    3,347    11,195    22,100
25..                 300,000    300,000              8,775    28,760              8,775    28,760
30..                            300,000                       31,855                       31,855
35..                            300,000                       24,240                       24,240
40..
45..
50..
55..
60..
65..
70..
75..
80..
85..

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                    METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                    RECEIPT

This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated April 28, 2008. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 989-3752

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
BlackRock Aggressive Growth Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Harris Oakmark Focused Value Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Van Kampen Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                 APRIL 28, 2008

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Portfolios................................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................    A-9
     Annual Portfolio Operating Expenses....................   A-12
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS........   A-16
     The Company............................................   A-16
     The Separate Account...................................   A-16
     The Portfolios.........................................   A-16
     Share Classes of the Portfolios........................   A-18
     Certain Payments We Receive with Regard to the
      Portfolios............................................   A-19
     Selection of the Portfolios............................   A-19
     Voting Rights..........................................   A-20
     Rights Reserved by MetLife Investors USA...............   A-20
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-21
     24 Month Conversion Right..............................   A-21
PREMIUMS....................................................   A-21
     Flexible Premiums......................................   A-21
     Amount Provided for Investment under the Policy........   A-22
     Right to Examine Policy................................   A-23
     Allocation of Net Premiums.............................   A-23
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS
  USA'S DESIGNATED OFFICE...................................   A-23
     Payment of Proceeds....................................   A-24
CASH VALUE..................................................   A-25
DEATH BENEFITS..............................................   A-25
     Death Proceeds Payable.................................   A-26
     Change in Death Benefit Option.........................   A-27
     Increase in Face Amount................................   A-27
     Reduction in Face Amount...............................   A-28
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-28
     Surrender..............................................   A-28
     Partial Withdrawal.....................................   A-29
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
AUTOMATED INVESTMENT STRATEGIES.............................   A-32

                                                              PAGE
                                                              -----
LOANS.......................................................   A-33
LAPSE AND REINSTATEMENT.....................................   A-34
     Lapse..................................................   A-34
     Reinstatement..........................................   A-35
ADDITIONAL BENEFITS BY RIDER................................   A-35
THE FIXED ACCOUNT...........................................   A-36
     General Description....................................   A-36
     Values and Benefits....................................   A-36
     Policy Transactions....................................   A-37
CHARGES.....................................................   A-37
     Deductions from Premiums...............................   A-38
     Surrender Charge.......................................   A-38
     Partial Withdrawal Charge..............................   A-40
     Transfer Charge........................................   A-40
     Illustration of Benefits Charge........................   A-40
     Monthly Deduction from Cash Value......................   A-40
     Loan Interest Spread...................................   A-42
     Charges Against the Portfolios and the Investment
      Divisions of the Separate Account.....................   A-42
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-43
     Tax Treatment of Policy Benefits.......................   A-43
     MetLife Investors USA's Income Taxes...................   A-47
DISTRIBUTION OF THE POLICIES................................   A-47
LEGAL PROCEEDINGS...........................................   A-49
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-49
FINANCIAL STATEMENTS........................................   A-49
GLOSSARY....................................................   A-50
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-51
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER
  VALUES....................................................   A-52

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of thirty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and asset allocation funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer four automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

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        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
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 Sales Charge Imposed   On payment of premium    2.25% of premiums paid   2.25% of each premium
 on Premiums                                     up to the Target         paid
                                                 Premium per Policy
                                                 year(1)
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 Premium Tax Imposed    On payment of premium    2.0% in all Policy       2.0% in all Policy years
 on Premiums                                     years
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 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
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(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

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        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
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 Surrender Charge(1)    On surrender, lapse, or
                        face amount reduction
                        in the first ten Policy
                        years (11 in FL) (and,
                        with respect to a face
                        amount increase, in the
                        first ten Policy years
                        (11 in FL) after the
                        increase)
  Minimum and Maximum                            In Policy year 1, $3.75  In Policy year 1, $3.75
  Charge                                         to $38.25 per $1,000 of  to $38.25 per $1,000 of
                                                 base Policy face         base Policy face
                                                 amount(2)                amount(2)

  Charge in the first                            $14.00 per $1,000 of     $14.00 per $1,000 of base
  Policy year for a                              base Policy face amount  Policy face amount
  male insured, age
  35, in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Transfer Charge(3)     On transfer of cash      Not currently charged    $25 for each transfer
                        value among Investment
                        Divisions and to and
                        from the Fixed Account
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 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal(4)
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 Illustration of        On provision of each     Not currently charged    $25 per illustration
 Benefits Charge        illustration in excess
                        of one per year
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(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

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        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.02 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk(2)
                                                 risk(2)
  Charge in the first   Monthly                  $.02 per $1,000 of net   $.09 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  35, in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Policy Charge(3)
  Policy face amount    Monthly                  $12 in Policy year 1     $12 in Policy year 1
  less than $50,000                              $9 in Policy years 2+    $9 in Policy years 2+
  Policy face amount    Monthly                  $15 in Policy year 1     $15 in Policy year 1
  between $50,000 and                            $8 in Policy years 2+    $8 in Policy years 2+
  $249,999
---------------------------------------------------------------------------------------------------
 Mortality and Expense  Monthly                  .60% in Policy years     .80% in Policy years 1-10
 Risk Charge (annual                             1-10                     .35% in Policy years
 rate imposed on cash                            .35% in Policy years     11-19
 value in the Separate                           11-19                    .20% in Policy years
 Account)(4)                                     .20% in Policy years     20-29
                                                 20-29                    .05% in Policy years 30+
                                                 .05% in Policy years
                                                 30+
---------------------------------------------------------------------------------------------------
 Coverage Expense
 Charge(5)
  Minimum and           Monthly                  $.04 to $2.30 per        $.04 to $2.30 per $1,000
  Maximum Charge                                 $1,000 of base Policy    of base Policy face
                                                 face amount in first     amount
                                                 eight Policy years(6)
  Charge for a male     Monthly                  $.16 per $1,000 of base  $.16 per $1,000 of base
  insured, age 35, in                            Policy face amount in    Policy face amount
  the preferred                                  first eight Policy
  nonsmoker risk class                           years(6)
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     1.00% of loan            1.00% of loan collateral
 Spread(7)              termination, if          collateral in Policy     in Policy years 1-10
                        earlier)                 years 1-10
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(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

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        CHARGE           WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
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 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum    Monthly                  $.01 to $1.08 per        $.01 to $83.33 per $1,000
  Charge                                          $1,000 of Eligible       of Eligible Death Benefit
                                                  Death Benefit
  Charge for a male      Monthly                  $.02 per $1,000 of       $.02 per $1,000 of
  insured, age 35, in                             Eligible Death Benefit   Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $300,000
----------------------------------------------------------------------------------------------------
 Children's Term         Monthly                  $.40 per $1,000 of       $.40 per $1,000 of rider
 Insurance Rider                                  rider face amount        face amount
----------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum    Monthly                  $.00 to $61.44 per $100  $.00 to $61.44 per $100
  Charge                                          of Monthly Deduction     of Monthly Deduction

  Charge in the first    Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                               Monthly Deduction        Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
----------------------------------------------------------------------------------------------------

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        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider

  Minimum and Maximum   Monthly                  $.00 to $21.75 per $100  $.00 to $21.75 per $100
  Charge                                         of Specified Premium     of Specified Premium

  Charge in the first   Monthly                  $3.00 per $100 of        $3.00 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount

  Charge for a male     Monthly                  $.03 per $1,000 of       $.03 per $1,000 of Option
  insured, age 35, in                            Option amount            amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a male     Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
  insured, age 35, in                            daily benefit amount     daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Accidental Death
 Benefit Rider

  Minimum and Maximum   Monthly                  $.00 to $.34 per $1,000  $.00 to $83.33 per $1,000
  Charge                                         of rider face amount     of rider face amount

  Charge in the first   Monthly                  $.05 per $1,000 of       $.08 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------
 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum   Monthly                  $.01 to $.04 per $1,000  $.01 to $83.33 per $1,000
  Charge                                         of net amount at risk    of net amount at risk

  Charge for a male     Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
  insured, age 35, in                            amount at risk           amount at risk
  the preferred
  nonsmoker risk class
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 Acceleration of Death  At time of benefit       Not currently charged    One-time fee of $150
 Benefit Rider          payment
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 Overloan Protection    At time of exercise      One-time fee of 3.5% of  One-time fee of 3.5% of
 Rider                                           Policy cash value        Policy cash value
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ANNUAL PORTFOLIO OPERATING EXPENSES

     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2007. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................   0.29%     1.09%

     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2007, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         ACQUIRED
                                                                        FUND FEES      GROSS TOTAL    FEE WAIVERS      NET TOTAL
                                      MANAGEMENT    OTHER     12B-1        AND           ANNUAL       AND EXPENSE       ANNUAL
                                         FEES      EXPENSES   FEES     EXPENSES(1)      EXPENSES     REIMBURSEMENTS   EXPENSES(2)
                                      ----------   --------   -----   --------------   -----------   --------------   -----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
BlackRock Aggressive Growth
  Portfolio..........................   0.71%       0.05%       --           --           0.76%             --           0.76%
BlackRock Large Cap Value
  Portfolio..........................   0.68%       0.06%       --           --           0.74%             --           0.74%
Davis Venture Value Portfolio........   0.69%       0.04%       --           --           0.73%             --           0.73%
FI Value Leaders Portfolio...........   0.64%       0.07%       --           --           0.71%             --           0.71%
Harris Oakmark Focused Value
  Portfolio..........................   0.72%       0.04%       --           --           0.76%             --           0.76%
Lehman(R) Brothers Aggregate Bond
  Index Portfolio....................   0.25%       0.05%       --           --           0.30%          0.01%           0.29%(3)
Loomis Sayles Small Cap Portfolio....   0.90%       0.05%       --           --           0.95%          0.05%           0.90%(4)
MetLife Stock Index Portfolio........   0.25%       0.04%       --           --           0.29%          0.01%           0.28%(5)
MFS(R) Total Return Portfolio........   0.53%       0.05%       --           --           0.58%             --           0.58%
Neuberger Berman Mid Cap Value
  Portfolio..........................   0.64%       0.05%       --           --           0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio..........................   0.51%       0.10%       --           --           0.61%             --           0.61%
Western Asset Management Strategic
  Bond Opportunities Portfolio.......   0.61%       0.05%       --           --           0.66%             --           0.66%
Western Asset Management U.S.
  Government Portfolio...............   0.49%       0.05%       --           --           0.54%             --           0.54%
MetLife Conservative Allocation
  Portfolio..........................   0.10%       0.05%       --        0.59%           0.74%          0.05%           0.69%(6)
MetLife Conservative to Moderate
  Allocation Portfolio...............   0.10%       0.01%       --        0.64%           0.75%          0.01%           0.74%(6)
MetLife Moderate Allocation
  Portfolio..........................   0.08%       0.01%       --        0.67%           0.76%             --           0.76%(6)
MetLife Moderate to Aggressive
  Allocation Portfolio...............   0.08%       0.01%       --        0.70%           0.79%             --           0.79%(6)
MetLife Aggressive Allocation
  Portfolio..........................   0.10%       0.04%       --        0.73%           0.87%          0.04%           0.83%(6)

MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate
  Portfolio..........................   0.61%       0.04%       --           --           0.65%             --           0.65%
Dreman Small Cap Value Portfolio.....   0.79%       0.13%       --           --           0.92%             --           0.92%(7)
Harris Oakmark International
  Portfolio..........................   0.77%       0.09%       --           --           0.86%             --           0.86%
Janus Forty Portfolio................   0.65%       0.05%       --           --           0.70%             --           0.70%
Lazard Mid Cap Portfolio.............   0.69%       0.07%       --           --           0.76%             --           0.76%
Legg Mason Partners Aggressive Growth
  Portfolio..........................   0.62%       0.05%       --           --           0.67%             --           0.67%
Legg Mason Value Equity Portfolio....   0.63%       0.04%       --           --           0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio..........................   0.49%       0.05%                    --           0.54%             --           0.54%

                                                                         ACQUIRED
                                                                        FUND FEES      GROSS TOTAL    FEE WAIVERS      NET TOTAL
                                      MANAGEMENT    OTHER     12B-1        AND           ANNUAL       AND EXPENSE       ANNUAL
                                         FEES      EXPENSES   FEES     EXPENSES(1)      EXPENSES     REIMBURSEMENTS   EXPENSES(2)
                                      ----------   --------   -----   --------------   -----------   --------------   -----------
Met/AIM Small Cap Growth Portfolio...   0.86%       0.06%       --           --           0.92%             --           0.92%
Met/Franklin Income Portfolio........   0.80%       0.29%       --           --           1.09%          0.19%           0.90%(8,9)
Met/Franklin Mutual Shares
  Portfolio..........................   0.80%       0.29%       --           --           1.09%          0.19%           0.90%(8,9)
Met/Franklin Templeton Founding
  Strategy Portfolio.................   0.05%       0.15%       --        0.87%           1.07%          0.15%           0.92%(8,10)
Met/Templeton Growth Portfolio.......   0.70%       0.34%       --           --           1.04%          0.24%           0.80%(8,11)
MFS(R) Research International
  Portfolio..........................   0.70%       0.09%       --           --           0.79%             --           0.79%
PIMCO Inflation Protected Bond
  Portfolio..........................   0.50%       0.05%       --           --           0.55%             --           0.55%
PIMCO Total Return Portfolio.........   0.48%       0.04%       --           --           0.52%             --           0.52%(7)
Van Kampen Mid Cap Growth
  Portfolio..........................   0.70%       0.17%       --           --           0.87%             --           0.87%

AMERICAN FUNDS INSURANCE SERIES(R) --
  CLASS 2
American Funds Bond Fund.............   0.40%       0.01%     0.25%          --           0.66%             --           0.66%
American Funds Global Small
  Capitalization Fund................   0.70%       0.03%     0.25%          --           0.98%             --           0.98%
American Funds Growth Fund...........   0.32%       0.01%     0.25%          --           0.58%             --           0.58%
American Funds Growth-Income Fund....   0.26%       0.01%     0.25%          --           0.52%             --           0.52%

---------------

(1) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

(2) Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

(3) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

(4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

(5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

(6) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.

(7) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

(8) The fees and expenses of the Portfolio are estimated for the year ending December 31, 2008.

(9) Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.

(10) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/ Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The expenses of the underlying portfolios are based upon the weighted average of the estimated total operating expenses of the underlying portfolios, after expense waivers allocated to the underlying portfolios, for the year ending December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee to and reimburse expenses to the extent necessary to limit total operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses.

(11) Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees.

    The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife Investors USA Insurance Company.

    For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL) or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. Death benefits in excess of Policy cash value are paid from our general account. Death benefits paid from the general account are subject to the claims-paying ability of MetLife Investors USA.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
BlackRock Aggressive Growth   BlackRock Advisors, Inc.      Maximum capital appreciation.
  Portfolio
BlackRock Large Cap Value     BlackRock Advisors, Inc.      Long-term growth of capital.
  Portfolio
Davis Venture Value           Davis Selected Advisers,      Growth of capital.
  Portfolio                   L.P.(1)
FI Value Leaders Portfolio    Pyramis Global Advisors, LLC  Long-term growth of capital.
Harris Oakmark Focused Value  Harris Associates L.P.        Long-term capital appreciation.
  Portfolio
Lehman Brothers(R) Aggregate  MetLife Investment Advisors   To equal the performance of the
  Bond Index Portfolio        Company, LLC                  Lehman Brothers Aggregate Bond
                                                            Index.
Loomis Sayles Small Cap       Loomis, Sayles & Company,     Long-term capital growth from
  Portfolio                   L.P.                          investments in common stocks or
                                                            other equity securities.
MetLife Stock Index           MetLife Investment Advisors   To equal the performance of the
  Portfolio                   Company, LLC                  Standard & Poor's 500 Composite
                                                            Stock Price Index.

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
MFS(R) Total Return           Massachusetts Financial       Favorable total return through
  Portfolio                   Services Company              investment in a diversified
                                                            portfolio.
Neuberger Berman Mid Cap      Neuberger Berman Management   Capital growth.
  Value Portfolio             Inc.
Oppenheimer Global Equity     OppenheimerFunds, Inc.        Capital appreciation.
  Portfolio
Western Asset Management      Western Asset Management      To maximize total return
  Strategic Bond              Company                       consistent with preservation of
  Opportunities Portfolio                                   capital.
Western Asset Management      Western Asset Management      To maximize total return
  U.S. Government Portfolio   Company                       consistent with preservation of
                                                            capital and maintenance of
                                                            liquidity.
MetLife Conservative          N/A                           A high level of current income,
  Allocation Portfolio                                      with growth of capital as a
                                                            secondary objective.
MetLife Conservative to       N/A                           A high total return in the form of
  Moderate Allocation                                       income and growth of capital, with
  Portfolio                                                 a greater emphasis on income.
MetLife Moderate Allocation   N/A                           A balance between a high level of
  Portfolio                                                 current income and growth of
                                                            capital, with a greater emphasis
                                                            on growth of capital.
MetLife Moderate to           N/A                           Growth of capital.
  Aggressive Allocation
  Portfolio
MetLife Aggressive            N/A                           Growth of capital.
  Allocation Portfolio

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY, LLC

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
Clarion Global Real Estate    ING Clarion Real Estate       Total return through investment in
  Portfolio                   Securities, L.P.              real estate securities,
                                                            emphasizing both capital
                                                            appreciation and current income.
Dreman Small Cap Value        Dreman Value Management,      Capital appreciation
  Portfolio                   L.L.C.
Harris Oakmark International  Harris Associates L.P.        Long-term capital appreciation.
  Portfolio
Janus Forty Portfolio         Janus Capital Management LLC  Capital appreciation.
Lazard Mid Cap Portfolio      Lazard Asset Management LLC   Long-term capital appreciation.
Legg Mason Partners           ClearBridge Advisors, LLC     Capital appreciation.
  Aggressive Growth
  Portfolio
Legg Mason Value Equity       Legg Mason Capital            Long-term growth of capital.
  Portfolio                   Management, Inc.
Lord Abbett Bond Debenture    Lord, Abbett & Co. LLC        High current income and the
  Portfolio                                                 opportunity for capital
                                                            appreciation to produce a high
                                                            total return.
Met/AIM Small Cap Growth      Invesco Aim Capital           Long-term growth of capital.
  Portfolio                   Management, Inc.

PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
Met/Franklin Income           Franklin Advisers, Inc.       To maximize income while
  Portfolio                                                 maintaining prospects for capital
                                                            appreciation.
Met/Franklin Mutual Shares    Franklin Mutual Advisers,     Capital appreciation, which may
  Portfolio                   LLC                           occasionally be short-term. The
                                                            Portfolio's secondary investment
                                                            objective is income.
Met/Franklin Templeton        Met Investors Advisory, LLC   Primarily seeks capital
  Founding Strategy                                         appreciation and secondarily seeks
  Portfolio                                                 income.
Met/Templeton Growth          Templeton Global Advisors     Long-term capital growth.
  Portfolio                   Limited
MFS(R) Research               Massachusetts Financial       Capital appreciation.
  International Portfolio     Services Company
PIMCO Inflation Protected     Pacific Investment            Maximum real return, consistent
  Bond Portfolio              Management Company LLC        with preservation of capital and
                                                            prudent investment management.
PIMCO Total Return Portfolio  Pacific Investment            Maximum total return, consistent
                              Management Company LLC        with the preservation of capital
                                                            and prudent investment management.
Van Kampen Mid Cap Growth     Morgan Stanley Investment,    Capital appreciation
  Portfolio                   Inc. (d/b/a Van Kampen)

AMERICAN FUNDS INSURANCE SERIES(R)    ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                             SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                             -----------                  --------------------
American Funds Bond Fund      N/A                           Maximize current income and
                                                            preserve capital by investing
                                                            primarily in fixed-income
                                                            securities.
American Funds Global Small   N/A                           Capital appreciation through
  Capitalization Fund                                       stocks.
American Funds Growth Fund    N/A                           Capital appreciation through
                                                            stocks.
American Funds Growth-Income  N/A                           Capital appreciation and income.
  Fund

---------------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

     An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the advisers to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR

POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

       RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S
                               DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:

Premium Payments                       MetLife Investors USA
                                       P.O. Box 371862
                                       Pittsburgh, PA 15250-7862
Payment Inquiries and                  MetLife Investors USA
Correspondence                         P.O. Box 990083
                                       Hartford, CT 06199-0083

Beneficiary and Ownership              MetLife Investors USA
Changes                                P.O. Box 990059
                                       Hartford, CT 06199-0059

Surrenders, Loans,                     MetLife Investors USA
Withdrawals and                        P.O. Box 990090
Investment Division Transfers          Hartford, CT 06199-0090

Cancellations (Right to Examine        MetLife Investors USA
Policy Period)                         Free Look Unit
                                       P.O. Box 990018
                                       Hartford, CT 06199-0018

Death Claims                           MetLife Investors USA
                                       P.O. Box 990090
                                       Hartford, CT 06199-0090

Investment Division Transfers and      (800) 638-5000
Other Telephone Transactions and
Inquiries

     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our general account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


Face Amount:.........   $         300,000
Death Benefit
  Option:............   Option A -- Level

Cash Value:..........   $          11,718
Surrender Charge:....   $         - 4,200   ($14.00 x $300,000/1,000)
                        -----------------
Cash Surrender
  Value:.............   $           7,518
                                     x 20%
                        -----------------
Withdrawal Amount:...   $           1,504

     The first 10% of cash surrender value, or $752, can be withdrawn free of Surrender Charge. The remaining $752 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                                    Withdrawal Amount in
Surrender Charge        x         Excess of Free Withdrawal       =     Surrender Charge
                              ---------------------------------
                              Face Amount less Surrender Charge         On Withdrawal

       $4,200           x                   $752                  =     $11
                              ---------------------------------
                                      $300,000 - $4,200

     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,504 withdrawal and by the $11 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:


Face Amount before Withdrawal...............................   $300,000
  Withdrawal................................................    - 1,504
  Surrender Charge on Withdrawal............................    -    11
                                                               --------

Face Amount after Withdrawal................................   $298,485

Surrender Charge before Withdrawal..........................   $  4,200
  Surrender Charge on Withdrawal............................    -    11
                                                               --------
Surrender Charge after Withdrawal...........................   $  4,189

Cash Value before Withdrawal................................   $ 11,718
  Withdrawal................................................    - 1,504
  Surrender Charge on Withdrawal............................    -    11
                                                               --------
Cash Value after Withdrawal.................................   $ 10,203

Surrender Charge after Withdrawal...........................    - 4,189
                                                               --------
Cash Surrender Value after Withdrawal.......................   $  6,014

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Loomis Sayles Small Cap Portfolio, Oppenheimer Global Equity Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                        AUTOMATED INVESTMENT STRATEGIES

     You can choose one of four automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATOR. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured. (Not available in California.)

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability. (Not available in Connecticut or Florida. Not currently available in Virginia.)

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania or Puerto Rico.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland. Not currently available in Florida, New Jersey or Virginia.)

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

             NET
PREMIUM    PREMIUM
-------    -------
$4,000     $4,000
            - 175    (5.5% X $2,000) + (3.25% X $2,000) = total sales, premium
           -------   tax and Federal tax charges
           $3,825    Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                   FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                    ARE SURRENDERED,        CHARGE PER $1,000
                                                       LAPSED OR              OF BASE POLICY
                                                     REDUCED DURING            FACE AMOUNT
                                                   ------------------     ---------------------
Entire Policy Year                                          1                     $38.25
Last Month of Policy Year                                   2                      35.81
                                                            3                      32.56
                                                            4                      31.74
                                                            5                      29.84
                                                            6                      27.13
                                                            7                      24.42
                                                            8                      18.99
                                                            9                       9.50
                                                           10                       0.00

     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                                   FOR POLICIES WHICH     THE MAXIMUM SURRENDER
                                                    ARE SURRENDERED,        CHARGE PER $1,000
                                                       LAPSED OR              OF BASE POLICY
                                                     REDUCED DURING            FACE AMOUNT
                                                   ------------------     ---------------------
Entire Policy Year                                          1                     $38.25
Last Month of Policy Year                                   2                      35.81
                                                            3                      32.56
                                                            4                      31.74
                                                            5                      29.84
                                                            6                      27.13
                                                            7                      24.42
                                                            8                      18.99
                                                            9                      11.87
                                                           10                       5.93
                                                           11                       0.00

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

--------------------------------------------------------------------------------------------
                                                                         CHARGE APPLIED
                                                                        TO CASH VALUE IN
     POLICY YEAR                      NET CASH VALUE                    SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.60%
                            5 but less than 10 target premiums                0.55%
       1 - 10              10 but less than 20 target premiums                0.30%
                                20 target premiums or more                    0.15%
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.35%
                            5 but less than 10 target premiums                0.30%
       11 - 19             10 but less than 20 target premiums                0.15%
                                20 target premiums or more                    0.10%
--------------------------------------------------------------------------------------------
                               less than 5 target premiums                    0.20%
                            5 but less than 10 target premiums                0.15%
       20 - 29             10 but less than 20 target premiums                0.10%
                                20 target premiums or more                    0.05%
--------------------------------------------------------------------------------------------
         30+                                                                  0.05%
--------------------------------------------------------------------------------------------

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, separate accounts investing in the Portfolios may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's attained age 121 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

     Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 20% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and Managers of our affiliates are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 121            101
       59                  134
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                                    FACTOR
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.82979    6.59918
40..........................................................  4.11359    4.63373
50..........................................................  2.93292    3.28706
60..........................................................  2.14246    2.40697
70..........................................................  1.64028    1.82665
80..........................................................  1.32530    1.44515
90..........................................................  1.15724    1.22113
100.........................................................  1.08417    1.10646
120.........................................................  1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .74% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.74%, 5.22% and 9.19%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $1,620 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                   DEATH BENEFIT                   CASH SURRENDER VALUE                    CASH VALUE
               ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                        GROSS ANNUAL                       GROSS ANNUAL
END OF           RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY   ---------------------------------   --------------------------------   --------------------------------
 YEAR       0%         6%          10%         0%         6%          10%         0%         6%          10%
------      --         --          ---         --         --          ---         --         --          ---
1...     $300,000   $300,000   $   300,000   $     0   $      0   $         0   $   861   $    931   $       977
2...      300,000    300,000       300,000         0          0             0     1,684      1,877         2,010
3...      300,000    300,000       300,000         0          0             0     2,469      2,839         3,104
4...      300,000    300,000       300,000         0        176           621     3,216      3,817         4,261
5...      300,000    300,000       300,000       842      1,727         2,405     3,922      4,807         5,485
6...      300,000    300,000       300,000     1,783      3,007         3,977     4,584      5,808         6,777
7...      300,000    300,000       300,000     2,680      4,297         5,622     5,200      6,817         8,142
8...      300,000    300,000       300,000     3,812      5,876         7,627     5,772      7,836         9,587
9...      300,000    300,000       300,000     5,912      8,496        10,762     6,892      9,476        11,742
10..      300,000    300,000       300,000     7,964     11,158        14,048     7,964     11,158        14,048
15..      300,000    300,000       300,000    12,991     20,797        29,036    12,991     20,797        29,036
20..      300,000    300,000       300,000    17,126     32,464        51,676    17,126     32,464        51,676
25..      300,000    300,000       300,000    19,756     46,225        85,739    19,756     46,225        85,739
30..      300,000    300,000       300,000    19,712     61,576       137,070    19,712     61,576       137,070
35..      300,000    300,000       300,000    15,246     77,640       215,886    15,246     77,640       215,886
40..      300,000    300,000       364,983     4,527     93,912       341,105     4,527     93,912       341,105
45..                 300,000       561,943              105,147       535,184              105,147       535,184
50..                 300,000       870,396               93,059       828,948               93,059       828,948
55..                 300,000     1,327,139                2,823     1,263,942                2,823     1,263,942
60..                             1,945,629                          1,926,365                          1,926,365
65..                             2,991,833                          2,962,211                          2,962,211
70..                             4,587,793                          4,542,369                          4,542,369
75..                             7,007,915                          6,938,529                          6,938,529
80..                            10,634,787                         10,529,492                         10,529,492
85..                            15,981,513                         15,823,280                         15,823,280
86..                            17,327,749                         17,156,187                         17,156,187

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $1,620 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                 DEATH BENEFIT               CASH SURRENDER VALUE              CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF         RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   ------------------------------   --------------------------   --------------------------
 YEAR       0%         6%        10%        0%       6%        10%       0%       6%        10%
------      --         --        ---        --       --        ---       --       --        ---
   1     $300,000   $300,000   $300,000   $    0   $     0   $     0   $  597   $   658   $   699
   2      300,000    300,000    300,000        0         0         0    1,168     1,328     1,439
   3      300,000    300,000    300,000        0         0         0    1,716     2,012     2,226
   4      300,000    300,000    300,000        0         0         0    2,229     2,700     3,051
   5      300,000    300,000    300,000        0       315       841    2,712     3,395     3,921
   6      300,000    300,000    300,000      362     1,294     2,037    3,162     4,094     4,838
   7      300,000    300,000    300,000    1,050     2,268     3,275    3,570     4,789     5,795
   8      300,000    300,000    300,000    1,969     3,510     4,827    3,929     5,470     6,788
   9      300,000    300,000    300,000    3,253     5,151     6,833    4,233     6,131     7,813
  10      300,000    300,000    300,000    4,474     6,762     8,865    4,474     6,762     8,865
  15      300,000    300,000    300,000    4,840     9,595    14,901    4,840     9,595    14,901
  20      300,000    300,000    300,000    3,339    11,175    22,064    3,339    11,175    22,064
  25                 300,000    300,000              8,742    28,687              8,742    28,687
  30                            300,000                       31,717                       31,717
  35                            300,000                       23,986                       23,986
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                    METLIFE INVESTORS USA INSURANCE COMPANY
                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614

                                    RECEIPT

This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #717) dated April 28, 2008. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
               ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                 APRIL 28, 2008

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2008 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.

                                      SAI-1

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Payment of Proceeds.......................................    SAI-4
  Payment Options...........................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-5
  Group or Sponsored Arrangements...........................    SAI-5
LOANS.......................................................
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-5
LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-5
MISSTATEMENT OF AGE OR SEX..................................    SAI-5
REPORTS.....................................................    SAI-6
PERSONALIZED ILLUSTRATIONS..................................    SAI-6
PERFORMANCE DATA............................................    SAI-6
REGISTRATION STATEMENT......................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............    SAI-7
EXPERTS.....................................................    SAI-7
FINANCIAL STATEMENTS........................................      F-1

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     MetLife Investors USA Insurance Company is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant.

                                      SAI-3

     The following list sets forth the names of selling firms that received additional compensation in 2007 in connection with the sale of our variable annuity contracts and other insurance products. The selling firms are listed in alphabetical order.

Associated Securities Corp.
Brookstreet Securities Corporation
Centaurus Financial, Inc.
Compass Bank
CUSO Financial Services, L.P.
Davenport & Company
Ferris, Baker Watts Incorporated
Founders Financial Securities
Gunn Allen Financial
H. Beck, Inc.
Harbour Investments, Inc.
Huntington Bank
IFMG Securities, Inc.
Infinex Investments, Inc.
Intersecurities, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
Jefferson Pilot
Key Investment Services
LaSalle St. Securities, L.L.C.
Lincoln Financial Advisors
Lincoln Investment Planning
Medallion Investment Services, Inc.
Merrill Lynch
Morgan Keegan & Company, Inc.
Morgan Stanley
Mutual Service Corporation
National Planning Holdings
NEXT Financial Group
NFP Securities
Planning Corp. of America
PNC Investments
Primerica
Scott & Stringfellow, Inc.
Securities America, Inc.
Sigma Financial Corporation
Smith Barney Holdings, Inc.
Summit Brokerage Services, Inc.
Tower Square
Transamerica Financial
U.S. Bancorp Investment, Inc.
United Planners' Financial Services of America
UVEST Financial Services Group, Inc.
Valmark Securities
Wall Street Financial
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Woodbury Financial Services
Workman Securities

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME -- 10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

                                      SAI-4

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

        LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If we determine during the first Policy year that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the first Policy year, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                      SAI-5

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                      SAI-6

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of MetLife Investors USA Insurance Company (the "Company"), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company's 2006 and 2005 financial statements have been restated), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                                    EXPERTS

     Paul L. LeClair, FSA, MAAA, Vice President of Metropolitan Life Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.

                                      SAI-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

     We have audited the accompanying balance sheets of MetLife Investors USA Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 14, the accompanying 2006 and 2005 financial statements have been restated.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 3, 2008

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                 BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2007        2006
                                                                -------   ------------
                                                                          As Restated,
                                                                           See Note 14
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $4,322 and $4,056,
     respectively)............................................  $ 4,328      $ 4,077
  Equity securities available-for-sale, at estimated fair
     value (cost: $11 and $19, respectively)..................       10           19
  Mortgage loans on real estate...............................      405          478
  Policy loans................................................       39           37
  Real estate joint ventures held-for-investment..............       13           --
  Other limited partnership interests.........................      200           33
  Short-term investments......................................      483          355
  Other invested assets.......................................       26           16
                                                                -------      -------
     Total investments........................................    5,504        5,015
Cash and cash equivalents.....................................       91           38
Accrued investment income.....................................       54           55
Premiums and other receivables................................    2,948        1,909
Deferred policy acquisition costs.............................    1,806        1,533
Current income tax recoverable................................       14          120
Other assets..................................................      567          578
Separate account assets.......................................   23,842       18,616
                                                                -------      -------
     Total assets.............................................  $34,826      $27,864
                                                                =======      =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $   444      $   259
  Policyholder account balances...............................    5,489        4,958
  Other policyholder funds....................................    1,374        1,221
  Long-term debt -- affiliated................................      435          435
  Deferred income tax liability...............................      327          246
  Payables for collateral under securities loaned and other
     transactions.............................................      928          901
  Other liabilities...........................................      412          161
  Separate account liabilities................................   23,842       18,616
                                                                -------      -------
     Total liabilities........................................   33,251       26,797
                                                                -------      -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)

STOCKHOLDER'S EQUITY:
Preferred stock, par value $1.00 per share; 200,000 shares
  authorized, issued and outstanding at December 31, 2007 and
  2006........................................................       --           --
Common stock, par value $200.00 per share; 15,000 shares
  authorized; 11,000 shares issued and outstanding at December
  31, 2007 and 2006...........................................        2            2
Additional paid-in capital....................................      960          710
Retained earnings.............................................      621          356
Accumulated other comprehensive income (loss).................       (8)          (1)
                                                                -------      -------
     Total stockholder's equity...............................    1,575        1,067
                                                                -------      -------
     Total liabilities and stockholder's equity...............  $34,826      $27,864
                                                                =======      =======




                 See accompanying notes to financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)

                                                              2007     2006   2005
                                                             ------   -----   ----
                                                                      AS RESTATED,
                                                                       SEE NOTE 14
REVENUES
Premiums...................................................  $  154   $  89   $ 59
Universal life and investment-type product policy fees.....     568     417    389
Net investment income......................................     244     242    221
Other revenues.............................................     140     102     76
Net investment gains (losses)..............................     239    (107)   (27)
                                                             ------   -----   ----
     Total revenues........................................   1,345     743    718
                                                             ------   -----   ----
EXPENSES
Policyholder benefits and claims...........................     192      87     58
Interest credited to policyholder account balances.........     247     235    216
Other expenses.............................................     537     358    304
                                                             ------   -----   ----
     Total expenses........................................     976     680    578
                                                             ------   -----   ----
Income before provision for income tax.....................     369      63    140
Provision for income tax...................................     104       3     34
                                                             ------   -----   ----
Net income.................................................  $  265   $  60   $106
                                                             ======   =====   ====




                 See accompanying notes to financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                            PREFERRED   COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                              STOCK      STOCK     CAPITAL    EARNINGS   INCOME (LOSS)    TOTAL
                                            ---------   ------   ----------   --------   -------------   ------
Balance at January 1, 2005................     $ --      $  2       $398        $190          $ 36       $  626
Comprehensive income (loss):
  Net income, as restated, see Note 14....                                       106                        106
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                       1            1
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                     (81)         (81)
                                                                                                         ------
     Other comprehensive income (loss)....                                                                  (80)
                                                                                                         ------
  Comprehensive income (loss).............                                                                   26
                                               ----      ----       ----        ----          ----       ------
Balance at December 31, 2005, as restated,
  see Note 14.............................       --         2        398         296           (44)         652
Contribution of intangible assets from
  MetLife, Inc., net of income tax........                           162                                    162
Capital contribution from MetLife
  Insurance Company of Connecticut........                           150                                    150
Comprehensive income (loss):
  Net income, as restated, see Note 14....                                        60                         60
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                       1            1
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                      42           42
                                                                                                         ------
     Other comprehensive income (loss)....                                                                   43
                                                                                                         ------
  Comprehensive income (loss).............                                                                  103
                                               ----      ----       ----        ----          ----       ------
Balance at December 31, 2006, as restated,
  see Note 14.............................       --         2        710         356            (1)       1,067
Capital contribution from MetLife
  Insurance Company of Connecticut........                           250                                    250
Comprehensive income (loss):
  Net income..............................                                       265                        265
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                      (1)          (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                      (6)          (6)
                                                                                                         ------
     Other comprehensive income (loss)....                                                                   (7)
                                                                                                         ------
  Comprehensive income (loss).............                                                                  258
                                               ----      ----       ----        ----          ----       ------
Balance at December 31, 2007..............      $--        $2       $960        $621          $ (8)      $1,575
                                               ====      ====       ====        ====          ====       ======




                 See accompanying notes to financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                2007      2006      2005
                                                              -------   -------   -------
                                                                           AS RESTATED,
                                                                           SEE NOTE 14
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   265   $    60   $   106
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
     Depreciation and amortization expenses.................        9         4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................       (1)        6        15
     (Gains) losses from sales of investments, net..........     (239)      107        27
     Gain from recapture of ceded reinsurance...............      (22)       --        --
     Interest credited to policyholder account balances.....      247       235       216
     Universal life and investment-type product policy
       fees.................................................     (568)     (417)     (389)
     Undistributed equity earnings of real estate joint
       ventures and other limited partnership interests.....        4        --        --
     Change in accrued investment income....................        1        (2)      (13)
     Change in premiums and other receivables...............     (331)     (287)     (526)
     Change in deferred policy acquisition costs, net.......     (268)     (324)     (126)
     Change in insurance-related liabilities................      243       169       164
     Change in income tax recoverable.......................      191        11       220
     Change in other assets.................................      288       193        86
     Change in other liabilities............................      248        (7)       96
                                                              -------   -------   -------
Net cash provided by (used in) operating activities.........       67      (252)     (124)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    1,463     2,213     1,943
     Equity securities......................................        7        --        --
     Mortgage loans on real estate..........................      105       111        24
     Other limited partnership interests....................        7        --        --
  Purchases of:
     Fixed maturity securities..............................   (1,756)   (1,936)   (2,685)
     Mortgage loans on real estate..........................      (33)     (141)      (20)
     Real estate and real estate joint ventures.............      (13)       --        --
     Other limited partnership interests....................     (178)      (29)       --
  Net change in short-term investments......................     (128)      (71)     (153)
  Net change in other invested assets.......................      (21)      (73)      (36)
                                                              -------   -------   -------
Net cash (used in) provided by investing activities.........     (547)       74      (927)
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    7,737     6,119     3,758
     Withdrawals............................................   (7,481)   (6,017)   (3,398)
  Net change in payables for collateral under securities
     loaned and other transactions..........................       27       (86)      197
  Long-term debt issued.....................................       --        --       400
  Capital contribution from MetLife Insurance Company of
     Connecticut............................................      250       150        --
                                                              -------   -------   -------
Net cash provided by financing activities...................      533       166       957
                                                              -------   -------   -------
Change in cash and cash equivalents.........................       53       (12)      (94)
Cash and cash equivalents, beginning of year................       38        50       144
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    91   $    38   $    50
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest...............................................  $    31   $    31   $    18
                                                              =======   =======   =======
     Income tax.............................................  $   (87)  $    (9)  $  (186)
                                                              =======   =======   =======
  Non-cash transactions during the year:
     Contribution of intangible assets from MetLife, Inc.,
       net of deferred income tax (see Note 5)..............  $    --   $   162   $    --
                                                              =======   =======   =======




--------
See Note 6 for non-cash reinsurance transactions.

                 See accompanying notes to financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14)

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors USA Insurance Company (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). On October 11, 2006, the Company was transferred from MetLife Investors Group, Inc. ("MLIG") to MICC. Prior to October 11, 2006, the Company was a wholly-owned subsidiary of MLIG. The Company markets, administers and insures a broad range of term life and universal life insurance policies and variable and fixed annuity contracts.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2007 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

          (iii)  the recognition of income on certain investments;

          (iv)   the fair value of and accounting for derivatives;

          (v) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          (vi)   the liability for future policyholder benefits;

          (vii) accounting for income taxes and the valuation of deferred tax assets;

          (viii) accounting for reinsurance transactions; and

          (ix)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2);
     (vii) unfavorable changes in forecasted cash

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


     flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


The Company uses a variety of derivatives, including swaps and futures to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Computer Software

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $49 million and $34 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $6 million and $3 million at December 31, 2007 and 2006, respectively. Related amortization expense was $6 million and $3 million for the years ended December 31, 2007 and 2006. There was no amortization expense for the year ended December 31, 2005.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited.

     The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 5% to 7%.

     Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and are included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 13%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

  Income Taxes

     Effective October 11, 2006, the Company joined MICC's includable subsidiaries in filing a federal income tax return. Prior to the transfer of the Company to MICC, the Company joined MetLife's includable subsidiaries in filing a federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)  future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Foreign Currency

     The Company participates in reinsurance transactions with a foreign company. Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. Translation adjustments and gains and losses from foreign currency transactions were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.

  Litigation Contingencies

     The Company is a party to legal actions and has been involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


adverse outcome in certain matters, or the use of different assumptions in the determination of amounts recorded could have a material adverse effect upon the Company's net income or cash flows in particular annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 did not have an impact on the Company's financial statements.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 did not have a material impact on the Company's financial statements.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements, and has provided the required disclosures.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. As a result of the adoption of SFAS 157 on January 1, 2008, the Company expects such changes to result in a gain in the range of $30 million to $50 million, net of income tax, in the Company's statement of income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument- by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1"). Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position FSP No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies, which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its financial statements.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                            DECEMBER 31, 2007
                                            ------------------------------------------------
                                                             GROSS
                                             COST OR      UNREALIZED
                                            AMORTIZED    ------------     ESTIMATED     % OF
                                               COST      GAIN    LOSS    FAIR VALUE    TOTAL
                                            ---------    ----    ----    ----------    -----
                                                              (IN MILLIONS)
U.S. corporate securities...............      $1,736      $25     $49      $1,712       39.6%
Residential mortgage-backed securities..         953       10       7         956       22.1
Foreign corporate securities............         509       16       7         518       12.0
U.S. Treasury/agency securities.........         413       17      --         430        9.9
Commercial mortgage-backed securities...         406        4       6         404        9.3
Asset-backed securities.................         213        1       9         205        4.7
Foreign government securities...........          71       11      --          82        1.9
State and political subdivision
  securities............................          21       --      --          21        0.5
                                              ------      ---     ---      ------      -----
  Total fixed maturity securities.......      $4,322      $84     $78      $4,328      100.0%
                                              ======      ===     ===      ======      =====
Non-redeemable preferred stock..........      $   11      $--     $ 1      $   10      100.0%
                                              ------      ---     ---      ------      -----
  Total equity securities...............      $   11      $--     $ 1      $   10      100.0%
                                              ======      ===     ===      ======      =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

                                                         DECEMBER 31, 2006
                                           --------------------------------------------
                                                          GROSS
                                            COST OR     UNREALIZED
                                           AMORTIZED   -----------    ESTIMATED    % OF
                                              COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                           ---------   ----   ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities................    $1,775     $29    $24     $1,780      43.7%
Residential mortgage-backed securities...       857       7      3        861      21.1
Foreign corporate securities.............       430      14      4        440      10.8
U.S. Treasury/agency securities..........       349       1      3        347       8.5
Commercial mortgage-backed securities....       375       2      5        372       9.1
Asset-backed securities..................       201       1      1        201       4.9
Foreign government securities............        66       7     --         73       1.8
State and political subdivision
  securities.............................         3      --     --          3       0.1
                                             ------     ---    ---     ------     -----
  Total fixed maturity securities........    $4,056     $61    $40     $4,077     100.0%
                                             ======     ===    ===     ======     =====
Non-redeemable preferred stocks..........    $   19     $--    $--     $   19     100.0%
                                             ------     ---    ---     ------     -----
  Total equity securities................    $   19     $--    $--     $   19     100.0%
                                             ======     ===    ===     ======     =====



     The Company held foreign currency derivatives with notional amounts of $26 million and $23 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $32 million and $46 million, respectively, and unrealized losses of $4 million and $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 11% have been guaranteed by financial guarantors, all of which were guaranteed by financial guarantors who remained Aaa rated through February 2008. Overall, at December 31, 2007, $83 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $42 million, $21 million and $20 million at December 31, 2007, are included within corporate securities, asset-backed securities and state and political subdivisions, respectively, and 80% were guaranteed by financial guarantors who remained Aaa rated through February 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $184 million and $180 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $4 million and $8 million at December 31, 2007 and 2006, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $  152      $  153       $  177      $  176
Due after one year through five years...       795         805          993       1,000
Due after five years through ten years..       658         660          487         491
Due after ten years.....................     1,145       1,145          966         976
                                            ------      ------       ------      ------
  Subtotal..............................     2,750       2,763        2,623       2,643
Mortgage-backed and asset-backed
  securities............................     1,572       1,565        1,433       1,434
                                            ------      ------       ------      ------
  Total fixed maturity securities.......    $4,322      $4,328       $4,056      $4,077
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2007      2006       2005
                                                       ----     ------     ------
                                                              (IN MILLIONS)
Proceeds.............................................  $958     $1,760     $1,873
Gross investment gains...............................  $ 24     $    7     $    7
Gross investment losses..............................  $(37)    $  (32)    $  (29)

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                               DECEMBER 31, 2007
                                  ---------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                  -----------------------   -----------------------   -----------------------
                                                  GROSS                     GROSS                     GROSS
                                   ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                  FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                  ----------   ----------   ----------   ----------   ----------   ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $  693         $28         $322          $21        $1,015         $49
Residential mortgage-backed
  securities....................       240           6           54            1           294           7
Foreign corporate securities....       149           3           93            4           242           7
U.S. Treasury/agency
  securities....................         7          --            5           --            12          --
Commercial mortgage-backed
  securities....................        36           1          149            5           185           6
Asset-backed securities.........       107           5           50            4           157           9
Foreign government securities...        --          --           --           --            --          --
State and political subdivision
  securities....................        10          --           --           --            10          --
                                    ------         ---         ----          ---        ------         ---
  Total fixed maturity
     securities.................    $1,242         $43         $673          $35        $1,915         $78
                                    ======         ===         ====          ===        ======         ===
Equity securities...............    $    8         $--         $  2          $ 1        $   10         $ 1
                                    ======         ===         ====          ===        ======         ===
Total number of securities in an
  unrealized loss position......       273                      157
                                    ======                     ====




                                                               DECEMBER 31, 2006
                                  ---------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                  -----------------------   -----------------------   -----------------------
                                                  GROSS                     GROSS                     GROSS
                                   ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                  FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                  ----------   ----------   ----------   ----------   ----------   ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $  531         $ 7         $445          $17        $  976         $24
Residential mortgage-backed
  securities....................       219           1          184            2           403           3
Foreign corporate securities....        97           1           93            3           190           4
U.S. Treasury/agency
  securities....................       205           3            8           --           213           3
Commercial mortgage-backed
  securities....................       105           1          152            4           257           5
Asset-backed securities.........        46          --           36            1            82           1
Foreign government securities...         2          --            7           --             9          --
State and political subdivision
  securities....................        --          --           --           --            --          --
                                    ------         ---         ----          ---        ------         ---
  Total fixed maturity
     securities.................    $1,205         $13         $925          $27        $2,130         $40
                                    ======         ===         ====          ===        ======         ===
Equity securities...............    $    4         $--         $ --          $--        $    4         $--
                                    ======         ===         ====          ===        ======         ===
Total number of securities in an
  unrealized loss position......       199                      202
                                    ======                     ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $  720      $34       $ 9        $ 8       150        10
Six months or greater but less than nine
  months................................       360       --        17         --        81        --
Nine months or greater but less than
  twelve months.........................       178       --         9         --        38        --
Twelve months or greater................       712       --        36         --       157        --
                                            ------      ---       ---        ---
  Total.................................    $1,970      $34       $71        $ 8
                                            ======      ===       ===        ===




                                                                DECEMBER 31, 2006
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $  908      $--       $ 8        $--       121        --
Six months or greater but less than nine
  months................................        95       --         1         --        25        --
Nine months or greater but less than
  twelve months.........................       219       --         4         --        53        --
Twelve months or greater................       952       --        27         --       202        --
                                            ------      ---       ---        ---
  Total.................................    $2,174      $--       $40        $--
                                            ======      ===       ===        ===



     At December 31, 2007 and 2006, $71 million and $40 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 24% of the cost or amortized cost of such securities. All of such unrealized losses of $8 million were related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     At December 31, 2007 and 2006, the Company had $79 million and $40 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2007     2006
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    62%      60%
  Asset-backet securities....................................    11        2
  Residential mortgage-backed securities.....................     9        8
  Foreign corporate securities...............................     9       10
  Commercial mortgage-backed securities......................     8       12
  U.S. Treasury/agency securities............................    --        8
  Other......................................................     1       --
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Finance....................................................    38%      12%
  Industrial.................................................    22       38
  Mortgage-backed............................................    17       20
  Utility....................................................     9       14
  Government.................................................    --        8
  Other......................................................    14        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $881 million and $860 million and an estimated fair value of $893 million and $865 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $917 million and $896 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at both December 31, 2007 and 2006, consisting primarily of fixed maturity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 3.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................   $286       70%     $350       73%
Agricultural mortgage loans...................    121       30       129       27
                                                 ----      ---      ----      ---
  Total.......................................    407      100%      479      100%
                                                           ===                ===
Less: Valuation allowances....................      2                  1
                                                 ----               ----
  Total mortgage loans on real estate.........   $405               $478
                                                 ====               ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 25%, 11% and 7% of the value of the Company's mortgage loans on real estate were located in California, Rhode Island and Georgia, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Balance at January 1,....................................   $ 1    $ 2    $ 1
Additions................................................     2     --      1
Deductions...............................................    (1)    (1)    --
                                                            ---    ---    ---
Balance at December 31,..................................   $ 2    $ 1    $ 2
                                                            ===    ===    ===


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The Company had $18 million of impaired mortgage loans, net of $1 million of valuation allowances, at December 31, 2007. The average investment on impaired loans was $4 million and interest income on impaired loans was $1 million for the year ended December 31, 2007. There were no investments in impaired loans for both years ended December 31, 2006 and 2005.

     There was no investment in restructured loans for the years ended December 31, 2007 and 2006.

     There were no mortgage loans with scheduled payments of 90 days or more past due on which interest is still accruing at both December 31, 2007 and 2006. There were no mortgage loans on which interest was no longer accrued at both December 31, 2007 and 2006. There were no mortgage loans in foreclosure at both December 31, 2007 and 2006.

  REAL ESTATE JOINT VENTURES

     The Company had real estate joint ventures of $13 million at December 31, 2007. There were no real estate joint ventures at December 31, 2006.

     At December 31, 2007, $11 million or 85% and $2 million or 15%, of real estate joint ventures consisted of development joint ventures and real estate investment funds, respectively.

     The Company's real estate joint ventures are located in the United States. At December 31, 2007, 20%, 9%, 7% and 6% of the Company's real estate joint ventures were located California, Texas, Georgia and Washington, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $200 million and $33 million at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 and 2006 were $86 million and $30 million, respectively, of hedge funds. For the years ended December 31, 2007 and 2006, net investment income (loss) from other limited partnership interests included $(4) million and $1 million respectively, related to hedge funds. There was no net investment income from other limited partnership interests related to hedge funds for the year ended December 31, 2005.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $251   $244   $211
Equity securities......................................     1     --     --
Mortgage loans on real estate..........................    29     32     28
Policy loans...........................................     3      2      3
Other limited partnership interests....................    (3)     1     --
Cash, cash equivalents and short-term investments......    14     13     10
                                                         ----   ----   ----
     Total investment income...........................   295    292    252
Less: Investment expenses..............................    51     50     31
                                                         ----   ----   ----
     Net investment income.............................  $244   $242   $221
                                                         ====   ====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     For each of the years ended December 31, 2007 and 2006, affiliated investment expense of $2 million is included in the table above. There were no affiliated investment expenses for the year ended December 31, 2005. See "-Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007    2006   2005
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $(13)  $ (25)  $(22)
Mortgage loans on real estate..........................    (1)      1     (1)
Derivatives............................................   253     (83)   (10)
Other..................................................    --      --      6
                                                         ----   -----   ----
  Net investment gains (losses)........................  $239   $(107)  $(27)
                                                         ====   =====   ====



     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     There were no writedowns recorded during 2007, 2006 and 2005 for other-than-temporarily impaired available-for-sale securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007   2006    2005
                                                         ----   ----   -----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $  6   $ 21   $  42
Equity securities......................................    (1)    --      --
Derivatives............................................    (3)    (2)     (3)
                                                         ----   ----   -----
  Subtotal.............................................     2     19      39
                                                         ----   ----   -----
Amounts allocated from:
  Insurance liability loss recognition.................    --     --     (78)
  DAC..................................................   (15)   (21)    (29)
                                                         ----   ----   -----
  Subtotal.............................................   (15)   (21)   (107)
                                                         ----   ----   -----
Deferred income tax....................................     5      1      24
                                                         ----   ----   -----
  Subtotal.............................................   (10)   (20)    (83)
                                                         ----   ----   -----
Net unrealized investment gains (losses)...............  $ (8)  $ (1)  $ (44)
                                                         ====   ====   =====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Balance, January 1,.....................................  $ (1)  $(44)  $ 36
Unrealized investment gains (losses) during the year....   (17)   (20)   (54)
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition...........    --     78    (78)
  DAC...................................................     6      8      9
  Deferred income tax...................................     4    (23)    43
                                                          ----   ----   ----
Balance, December 31,...................................  $ (8)  $ (1)  $(44)
                                                          ====   ====   ====
Net change in unrealized investment gains (losses)......  $ (7)  $ 43   $(80)
                                                          ====   ====   ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Other limited partnership interests(3).................    $1,995        $181
Trust preferred securities(4)..........................       900          25
                                                           ------        ----
  Total................................................    $2,895        $206
                                                           ======        ====



--------

   (1) The assets of other limited partnership interests and trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to other limited partnership interests and trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (4) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $480 million and $350 million, respectively, of its total invested assets in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income from these

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


invested assets was $12 million, $9 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Estimated fair market value of assets transferred to
  affiliates............................................  $265    $65   $ 79
Amortized cost of assets transferred to affiliates......  $265    $66   $ 78
Net investment gains (losses) recognized on transfers...  $ --    $(1)  $  1
Estimated fair market value of assets transferred from
  affiliates............................................  $255    $43   $753


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Interest rate swaps.............   $   10     $ --        $ --       $   78     $ --        $ 4
Interest rate floors............    2,000       26          --        2,000       15         --
Interest rate caps..............    1,000       --          --        1,000       --         --
Financial futures...............      150       --           2           36       --         --
Foreign currency swaps..........       26       --           5           23        1          3
Credit default swaps............       48       --          --           34       --         --
                                   ------     ----        ----       ------     ----        ---
  Total.........................   $3,234      $26         $ 7       $3,171      $16        $ 7
                                   ======     ====        ====       ======     ====        ===



     The above table does not include notional amounts for equity variance swaps. At both December 31, 2007 and 2006, the Company owned 2,000 equity variance swaps. Fair values for these equity variance swaps were insignificant and were not included in the preceding table.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                       REMAINING LIFE
                           ----------------------------------------------------------------------
                           ONE YEAR     AFTER ONE YEAR      AFTER FIVE YEARS     AFTER
                            OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   TEN YEARS    TOTAL
                           --------   ------------------   -----------------   ---------   ------
                                                        (IN MILLIONS)
Interest rate swaps......   $   --           $ 10                $   --           $ --     $   10
Interest rate floors.....       --             --                 2,000             --      2,000
Interest rate caps.......    1,000             --                    --             --      1,000
Financial futures........      150             --                    --             --        150
Foreign currency swaps...       --              5                    11             10         26
Credit default swaps.....       --             37                    11             --         48
                            ------           ----                ------           ----     ------
  Total..................   $1,150            $52                $2,022            $10     $3,234
                            ======           ====                ======           ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, the equity variance swaps are not included in the preceding table.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $    4     $ --        $ --       $   --     $ --        $ --
Cash flow.......................        4       --          --            9        1          --
Non-qualifying..................    3,226       26           7        3,162       15           7
                                   ------     ----        ----       ------     ----        ----
  Total.........................   $3,234      $26         $ 7       $3,171      $16         $ 7
                                   ======     ====        ====       ======     ====        ====



     The Company recognized insignificant net investment income/(expenses) from qualifying hedge settlement payments for the years ended December 31, 2007, 2006 and 2005.

     The Company recognized $1 million of net investment losses from non-qualifying hedge settlement payments for both of the years ended December 31, 2007 and 2006. The Company recognized insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the year ended December 31, 2005.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2007, 2006 and 2005. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2007, 2006 and 2005.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company utilizes foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments. The Company designates and accounts for these foreign currency swaps as cash flow hedges when they have met the requirements of SFAS 133.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized insignificant net investment gains (losses), which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2007, 2006 and 2005, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January 1,..   $(2)   $(3)   $(4)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges....    (1)     2     --
Amounts reclassified to net investment gains (losses)....    --     (1)     1
                                                            ---    ---    ---
Other comprehensive income (loss) balance at December
  31,....................................................   $(3)   $(2)   $(3)
                                                            ===    ===    ===



     At December 31, 2007, an insignificant portion of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; and (v) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...........................................   $5    $(12)   $11


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and affiliated reinsurance contracts related to guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and certain guaranteed minimum income contracts.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                               -------------
                                                               2007     2006
                                                               ----     ----
                                                               (IN MILLIONS)
Embedded derivative assets...................................  $175      $--
Embedded derivative liabilities..............................  $ --      $87


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $249   $(70)  $(17)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $11 million and $5 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets.

     The Company has exchange traded futures, which require the pledging of collateral. As of both December 31, 2007 and 2006, the Company pledged collateral of $3 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2005....................................      $  678
  Capitalizations.............................................         624
  Less: Amortization related to:
     Net investment gains (losses)............................          (2)
     Unrealized investment gains (losses).....................          (9)
     Other expenses...........................................         113
                                                                    ------
       Total amortization.....................................         102
                                                                    ------
Balance at December 31, 2005..................................       1,200
  Capitalizations.............................................         472
  Less: Amortization related to:
     Net investment gains (losses)............................         (34)
     Unrealized investment gains (losses).....................          (8)
     Other expenses...........................................         181
                                                                    ------
       Total amortization.....................................         139
                                                                    ------
Balance at December 31, 2006..................................       1,533
  Capitalizations.............................................         556
  Less: Amortization related to:
     Net investment gains (losses)............................          77
     Unrealized investment gains (losses).....................          (6)
     Other expenses...........................................         212
                                                                    ------
       Total amortization.....................................         283
                                                                    ------
Balance at December 31, 2007..................................      $1,806
                                                                    ======



     Amortization of DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

5.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                       DECEMBER 31,
                                     -----------------------------------------------
                                        FUTURE       POLICYHOLDER         OTHER
                                        POLICY         ACCOUNT         POLICYHOLDER
                                       BENEFITS        BALANCES           FUNDS
                                     -----------   ---------------   ---------------
                                     2007   2006    2007     2006     2007     2006
                                     ----   ----   ------   ------   ------   ------
                                                      (IN MILLIONS)
Traditional life...................  $140   $ 80   $   --   $   --   $   12   $    8
Universal variable life............    40     13      695      260    1,362    1,213
Annuities..........................   264    166    4,794    4,698       --       --
                                     ----   ----   ------   ------   ------   ------
  Total............................  $444   $259   $5,489   $4,958   $1,374   $1,221
                                     ====   ====   ======   ======   ======   ======



     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $29 million and $25 million at December 31, 2007 and 2006, respectively. Affiliated policyholder account balances, included in the table above, were $97 million and $(57) million at December 31, 2007 and 2006, respectively. Affiliated other policyholder funds, included in the table above, were $1.3 billion and $1.2 billion at December 31, 2007 and 2006, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the value of distribution agreements ("VODA"), which is reported in other assets, is as follows:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Balance at January 1,...................................  $166   $ --    $--
Contribution of VODA from MetLife.......................    --    167     --
Amortization............................................    (2)    (1)    --
                                                          ----   ----    ---
Balance at December 31,.................................  $164   $166    $--
                                                          ====   ====    ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $4 million in 2008, $5 million in 2009, $7 million in 2010, $8 million in 2011 and $10 million in 2012.

     On July 1, 2005, MetLife completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $276   $191   $143
Capitalization.........................................   112    108     61
Amortization...........................................   (33)   (23)   (13)
                                                         ----   ----   ----
Balance at December 31,................................  $355   $276   $191
                                                         ====   ====   ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $23.8 billion and $18.6 billion at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $423 million, $288 million and $218 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals; and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2007                             2006
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS(1)
  RETURN OF NET DEPOSITS
     Separate account value...........     $  11,337             N/A        $   8,213             N/A
     Net amount at risk(2)............     $      33(3)          N/A        $      --(3)          N/A
     Average attained age of
       contractholders................      62 years             N/A         61 years             N/A
  ANNIVERSARY CONTRACT VALUE OR
     MINIMUM RETURN
     Separate account value...........     $  12,796       $  16,143        $  10,613       $  13,179
     Net amount at risk(2)............     $     269(3)    $     245(4)     $     109(3)    $      30(4)
     Average attained age of
       contractholders................      62 years        61 years         62 years        60 years



                                                              DECEMBER 31,
                                                        -----------------------
                                                           2007         2006
                                                        ----------   ----------
                                                         SECONDARY    SECONDARY
                                                        GUARANTEES   GUARANTEES
                                                        ----------   ----------
                                                             (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
  Account value (general and separate account)........   $     449    $   1,177
  Net amount at risk(2)...............................   $  10,224(3) $  22,828(3)
  Average attained age of policyholders...............    57 years     56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                    ANNUITY      VARIABLE LIFE
                                                   CONTRACTS       CONTRACTS
                                                 -------------   -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2005.....................       $--             $--         $--
Incurred guaranteed benefits...................        --               3           3
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2005...................        --               3           3
Incurred guaranteed benefits...................        --               6           6
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................        --               9           9
Incurred guaranteed benefits...................        28              19          47
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................       $28             $28         $56
                                                      ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $45 million, $38 million and $28 million, at December 31, 2007, 2006 and 2005, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2007      2006
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $20,429   $15,486
  Bond..................................................      624       557
  Balanced..............................................      605       430
  Money Market..........................................      301       221
  Specialty.............................................      144       149
                                                          -------   -------
     Total..............................................  $22,103   $16,843
                                                          =======   =======



6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance. During 2005, the Company changed its retention practices for individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk, as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company currently reinsures 90% of its new production of fixed annuities to an affiliate. Also, the Company reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Direct premiums........................................  $188   $ 87   $ 33
Reinsurance assumed....................................    17     20     38
Reinsurance ceded......................................   (51)   (18)   (12)
                                                         ----   ----   ----
Net premiums...........................................  $154   $ 89   $ 59
                                                         ====   ====   ====
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 18   $ 10   $  7
                                                         ====   ====   ====



     Reinsurance recoverables, included in premiums and other receivables, were $123 million and $86 million at December 31, 2007 and 2006, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $77 million and $48 million at December 31, 2007 and 2006, respectively.

     The Company has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Reinsurance Group of America, Incorporated, Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company ("GALIC"), Mitsui Sumitomo MetLife Insurance Co., Ltd. and MetLife Reinsurance Company of Vermont ("MRV"). At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $2.9 billion and $1.6 billion, respectively. At December 31, 2006, comparable assets and liabilities were $2.3 billion and $1.2 billion, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Assumed premiums........................................  $ 17    $20   $ 37
Assumed fees, included in universal life and investment-
  type product policy fees..............................  $119    $96   $163
Assumed fees, included in net investment gains
  (losses)..............................................  $ --    $--   $  6
Assumed benefits, included in policyholder benefits and
  claims................................................  $ 18    $11   $ 32
Assumed benefits, included in interest credited to
  policyholder account balances.........................  $ 53    $49   $ 42
Assumed acquisition costs, included in other expenses...  $ 39    $58   $111
Ceded premiums..........................................  $ 43    $12   $  6
Ceded fees, included in universal life and investment-
  type product policy fees..............................  $161    $80   $ 59
Interest earned on ceded reinsurance, included in other
  revenues..............................................  $ 85    $68   $ 55
Ceded benefits, included in policyholder benefits and
  claims................................................  $ 74    $32   $ 20
Interest costs on ceded reinsurance, included in other
  expenses..............................................  $(19)   $33   $181


     The Company has assumed risks related to guaranteed minimum benefit riders from an affiliated joint venture under a reinsurance contract. Such guaranteed minimum benefit riders are embedded derivatives and are included within net investment gains (losses). The assumed amounts were $(113) million, $57 million and $28 million for the years ended December 31, 2007, 2006 and 2005, respectively. These risks have been retroceded in full to another affiliate under a retrocessional agreement resulting in no net impact on net investment gains (losses).

     The Company has also ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded reinsurance also contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The ceded amounts were $363 million, $(101) million and $(22) million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Effective December 20, 2007, the Company recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by the Company. As a result of the recapture, the Company received $258 million of assets from Exeter, reduced receivables from affiliates, included in premiums and other receivables, by $112 million and reduced other assets by $124 million. The recapture resulted in a pre-tax gain of $22 million. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method. The Company transferred $258 million of assets to MRV as a result of this cession, and recorded a receivable from affiliates, included in premiums and other receivables, of $258 million.

     Effective December 31, 2007, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance funds withheld basis. This agreement covered certain term and certain universal life policies issued in 2007 and to be issued during 2008 by the Company. This agreement transfers risk to MRV, and therefore, is accounted for as reinsurance. As a result of the agreement, DAC decreased $136 million, affiliated reinsurance recoverables, included in premiums and other receivables, increased $326 million, the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


Company recorded a funds withheld liability for $223 million, included in other liabilities, and unearned revenue, included in other policyholder funds, was reduced by $33 million.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covered certain term and universal life policies issued on or after January 1, 2005. The Company paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

7.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:

                                                               DECEMBER 31,
                                                              -------------
                                                              2007     2006
                                                              ----     ----
                                                              (IN MILLIONS)
Surplus notes, interest rate 7.349%, maturity date 2035.....  $400     $400
Surplus notes, interest rate 5%, maturity date upon
  request...................................................    25       25
Surplus notes, interest rate LIBOR plus .75%, maturity date
  upon request..............................................    10       10
                                                              ----     ----
Total long-term debt -- affiliated..........................  $435     $435
                                                              ====     ====



     MetLife is the holder of a surplus note issued by the Company in the amount of $400 million at December 31, 2007 and 2006. MLIG is the holder of two surplus notes issued by the Company in the amounts of $25 million and $10 million at both December 31, 2007 and 2006. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Commissioner of Insurance (the "Delaware Commissioner"). Payments of interest and principal on the Company's surplus notes may be made only with the prior approval of the Delaware Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2007 are $400 million in 2035 and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $31 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

8.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $ 20   $(90)  $(61)
  State and local......................................    (1)    --     (2)
                                                         ----   ----   ----
  Subtotal.............................................    19    (90)   (63)
                                                         ----   ----   ----
Deferred:
  Federal..............................................    85     95     98
  State and local......................................    --     (2)    (1)
                                                         ----   ----   ----
  Subtotal.............................................    85     93     97
                                                         ----   ----   ----
Provision for income tax...............................  $104   $  3   $ 34
                                                         ====   ====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Tax provision at US statutory rate.....................  $129   $ 22   $ 49
Tax effect of:
  Tax-exempt investment income.........................   (19)   (13)    (7)
  Prior year tax.......................................     1     (5)    (9)
  State tax, net of federal benefit....................    --     (1)     2
  Assignment fee.......................................    (6)    --     --
  Other, net...........................................    (1)    --     (1)
                                                         ----   ----   ----
Provision for income tax...............................  $104   $  3    $34
                                                         ====   ====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                            DECEMBER 31,
                                                           -------------
                                                           2007     2006
                                                           ----     ----
                                                           (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $220     $239
  Net unrealized investment gains........................     5        1
  Other..................................................     6       --
                                                           ----     ----
                                                            231      240
                                                           ----     ----
Deferred income tax liabilities:
  DAC....................................................   549      478
  Investments............................................     9        8
                                                           ----     ----
                                                            558      486
                                                           ----     ----
Net deferred income tax liability........................  $327     $246
                                                           ====     ====



     The Company had capital loss carryforwards of $22 million at December 31, 2007 which will begin expiring in 2011.

     Prior to the Company's transfer to MICC, the Company joined MetLife's includable subsidiaries in filing a federal income tax return. The Company joined MICC's includable subsidiaries as of October 11, 2006. The consolidating companies have executed tax allocation agreements. Under these agreements, current federal income tax expense (benefit) is computed on a separate return basis and the agreements provide that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces federal tax expense. Pursuant to these tax allocation agreements, the amounts due from affiliates in 2007 include $17 million from MICC and in 2006 $90 million from MICC and $34 million from MetLife.

     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $19 million related to the separate account DRD.

     All years through and including 2002 are closed and no longer subject to IRS audit. The years 2003 and forward are open and subject to audit. The Company believes that any adjustments that might be required for the open years will not have a material effect on the Company's financial statements.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On an annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2007.

     The Company has faced claims alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005. At both December 31, 2007 and 2006, the Company maintained a liability of $1 million. The related asset for premium tax offsets was $1 million at both December 31, 2007 and 2006 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers. At both December 31, 2007 and 2006, the Company maintained an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $291 million at December 31, 2007. The Company did not have unfunded commitments related to partnership investments at December 31, 2006. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $8 million and $2 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $1 million and $4 million at December 31, 2007 and 2006, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liability at December 31, 2007 and 2006 for indemnities, guarantees and commitments was insignificant.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $9 million at December 31, 2007. The credit default swaps expire at various times during the next ten years.

10.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash contributions of $250 million and $150 million from MICC during the years ended December 31, 2007 and 2006, respectively. There were no capital contributions received in 2005.

     On September 30, 2006, the Company received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in
Note 5.

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance transactions in the income statement and valuing securities on a different basis.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net loss of the Company, a Delaware domiciled insurer, was $1.1 billion, $116 million and $227 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $584 million and $575 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Delaware State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). The Company will be permitted to pay a cash dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Company did not pay dividends for the years ended December 31, 2007, 2006 and 2005. Because the Company's statutory unassigned funds surplus is negative, the Company cannot pay any dividends without prior approval of the Delaware Commissioner in 2008.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................  $(27)  $(43)  $(88)
Income tax effect of holding gains (losses).............     9     15     31
Reclassification adjustments:
  Recognized holding gains (losses) included in current
     year income........................................    12     24     20
  Amortization of premiums and accretion of discounts
     associated with investments........................    (2)    (1)    14
  Income tax effect.....................................    (3)    (8)   (12)
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts................     6     86    (69)
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts................    (2)   (30)    24
                                                          ----   ----   ----
Other comprehensive income (losses).....................  $ (7)  $ 43   $(80)
                                                          ====   ====   ====


                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

11.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                        2007      2006      2005
                                                       -----     -----     -----
                                                             (IN MILLIONS)
Compensation.........................................  $  66     $  46     $  20
Commissions..........................................    432       418       666
Interest and debt issue costs........................     31        31        25
Amortization of DAC..................................    289       147       111
Capitalization of DAC................................   (556)     (472)     (624)
Insurance tax........................................     20        12         6
Other................................................    255       176       100
                                                       -----     -----     -----
  Total other expenses...............................  $ 537     $ 358     $ 304
                                                       =====     =====     =====



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 6. See also Note 13 for discussion of affiliated expenses included in the table above.

12.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
ASSETS:
  Fixed maturity securities......................              $4,328      $4,328
  Equity securities..............................              $   10      $   10
  Mortgage loans on real estate..................              $  405      $  413
  Policy loans...................................              $   39      $   39
  Short-term investments.........................              $  483      $  483
  Cash and cash equivalents......................              $   91      $   91
  Accrued investment income......................              $   54      $   54
  Mortgage loan commitments......................     $8       $   --      $   (1)
  Commitments to fund bank credit facilities and
     private corporate bond investments..........     $1       $   --      $   --
LIABILITIES:
  Policyholder account balances..................              $4,794      $4,630
  Long-term debt -- affiliated...................              $  435      $  409
  Payables for collateral under securities loaned
     and other transactions......................              $  928      $  928



                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
ASSETS:
  Fixed maturity securities......................              $4,077      $4,077
  Equity securities..............................              $   19      $   19
  Mortgage loans on real estate..................              $  478      $  484
  Policy loans...................................              $   37      $   37
  Short-term investments.........................              $  355      $  355
  Cash and cash equivalents......................              $   38      $   38
  Accrued investment income......................              $   55      $   55
  Mortgage loan commitments......................     $2       $   --      $   --
  Commitments to fund bank credit facilities and
     private corporate bond investments..........     $4       $   --      $   --
LIABILITIES:
  Policyholder account balances..................              $4,699      $4,456
  Long-term debt -- affiliated...................              $  435      $  425
  Payables for collateral under securities loaned
     and other transactions......................              $  901      $  901

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS, COMMITMENTS TO FUND BANK CREDIT FACILITIES, AND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, commitments to fund bank credit facilities, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT -- AFFILIATED

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

13.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $50 million, $12 million and $15 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $76 million, $62 million and $49 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these additional agreements include management, policy administrative functions and distribution services. Expenses incurred, net of income earned, related to these agreements and recorded in other expenses, were $109 million, $103 million and $48 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In 2005, the Company entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $89 million and $65 million, included in other expenses, for the years ended December 31, 2007 and 2006, respectively. The Company did not incur any such expenses for the year ended December 31, 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $27 million and $34 million, respectively, related to the net expenses discussed above. These receivables exclude affiliated reinsurance expenses discussed in Note 6.

     See Notes 2, 5, 6 and 7 for additional related party transactions.

14.  RESTATEMENT

     As discussed in Note 6, the Company has ceded risks related to guaranteed minimum benefit riders written by the Company to an affiliate. Prior to 2007, the Company accounted for these reinsurance treaties in the same manner as the related direct guaranteed minimum benefit rider. Subsequent to the issuance of the 2006 financial statements, the Company determined that a portion of the minimum benefit guarantee within the reinsurance contract was an embedded derivative which should be measured at fair value. As such, the Company has restated its financial statements for the years ended December 31, 2006 and 2005 to properly reflect the embedded derivatives at fair values. The impact to the Company's financial statements for the years ended December 31, 2006 and 2005 was an

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)


increase to net realized losses of $70 million and $17 million, respectively, an increase to policyholder benefits and claims of $3 million and $6 million, respectively, and a decrease to other expenses of $24 million and $8 million, respectively. The resulting impact to the Company's net income for the years ended December 31, 2006 and 2005 was a reduction of $32 million and $10 million, respectively. The related impact on the Company's balance sheet at December 31, 2006 was a reduction to premiums and other receivables of $96 million, an increase to DAC of $32 million and a decrease to deferred income tax liability of $22 million.

     Subsequent to the issuance of its 2006 financial statements, the Company identified items that were inadvertently excluded from its analysis of the amortization of DAC. These items changed the level of DAC amortization related to historical rider charges, partial withdrawals, lapses, interest rates and other assumptions. The Company has restated its financial statements for the years ended December 31, 2006 and 2005 to reflect the appropriate rate of amortization of DAC. The impact to the Company's financial statements for the year ended December 31, 2005 was an increase to policyholder benefits and claims of $5 million and an increase to other expenses of $14 million. The resulting impact to the Company's net income for the year ended December 31, 2005 was a reduction of $12 million. The net result of these changes had no impact to the Company's net income for the year ended December 31, 2006. The related impact on the Company's balance sheet at December 31, 2006 was a decrease to DAC of $14 million, a decrease to other assets of $5 million and a decrease to deferred income tax liability of $7 million.

     As discussed in Note 6, during 2005, the Company entered into a reinsurance agreement to assume an in-force block of business from GALIC which covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004 as well as certain term and universal life policies issued on or after January 1, 2005. During 2006, the Company identified a ledger reconciliation issue related to these policies. The impact of this item was originally recorded in the 2006 financial statements, however the Company has restated its financial statements for the years ended December 31, 2006 and 2005 to appropriately reflect this charge in the 2005 financial statements. The impact to the universal life and investment-type product policy fees for the years ended December 31, 2006 and 2005 was an increase of $31 million and a decrease of $31 million, respectively. The resulting impact on the Company's net income for the years ended December 31, 2006 and 2005 was an increase of $20 million and a reduction of $20 million, respectively. There was no impact on the Company's balance sheet at December 31, 2006 as a result of this restatement.

     Subsequent to the issuance of the its 2006 financial statements, the Company determined that certain insurance-related liabilities were improperly classified as financing activities rather than operating activities in the Statement of Cash Flows. The impact on the Company's Statement of Cash Flows for the year ended December 31, 2006 was a $105 million decrease in the change in insurance related liabilities and the resulting increase in net cash used in operating activities and a corresponding $105 million increase in policyholder account balance deposits and the resulting increase in net cash provided by financing activities. There was no impact on the Company's statement of cash flows for the year ended December 31, 2005.

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

     A summary of the effects of these restatements on the Company's financial statements is as follows:

                                                            DECEMBER 31, 2006
                                                       ---------------------------
                                                       AS PREVIOUSLY
                                                          REPORTED     AS RESTATED
                                                       -------------   -----------
ASSETS:
  Premiums and other receivables.....................     $ 2,005        $ 1,909
  Deferred policy acquisition costs..................     $ 1,515        $ 1,533
  Other assets.......................................     $   583        $   578
  Total assets.......................................     $27,947        $27,864

LIABILITIES:
  Deferred income tax liability......................     $   275        $   246
  Total liabilities..................................     $26,826        $26,797

STOCKHOLDER'S EQUITY:
  Retained earnings..................................     $   410        $   356
  Total stockholder's equity.........................     $ 1,121        $ 1,067
  Total liabilities and stockholder's equity.........     $27,947        $27,864



                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
REVENUES:
  Universal life and investment-type
     policy product fees.................       $386          $ 417           $420           $389
  Net investment gains (losses)..........       $(37)         $(107)          $(10)          $(27)
  Total revenues.........................       $782          $ 743           $766           $718

EXPENSES:
  Policyholder benefits and claims.......       $ 84          $  87           $ 47           $ 58
  Other expenses.........................       $382          $ 358           $298           $304
  Total expenses.........................       $701          $ 680           $561           $578
Income before provision for income tax...       $ 81          $  63           $205           $140
Provision for income tax.................       $  9          $   3           $ 57           $ 34
Net income...............................       $ 72          $  60           $148           $106

                     METLIFE INVESTORS USA INSURANCE COMPANY
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

     NOTES TO FINANCIAL STATEMENTS (AS RESTATED, SEE NOTE 14) -- (CONTINUED)

                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                DECEMBER 31, 2006             DECEMBER 31, 2005
                                           ---------------------------   ---------------------------
                                           AS PREVIOUSLY                 AS PREVIOUSLY
                                              REPORTED     AS RESTATED      REPORTED     AS RESTATED
                                           -------------   -----------   -------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.............................      $   72         $   60         $  148         $  106
  (Gains) losses from sales of
     investments, net....................      $   37         $  107         $   10         $   27
  Universal life and investment-type
     product policy fees.................      $ (386)        $ (417)        $ (420)        $ (389)
  Change in premiums and other
     receivables.........................      $ (360)        $ (287)        $ (549)        $ (526)
  Change in deferred policy acquisition
     costs, net..........................      $ (300)        $ (324)        $ (132)        $ (126)
  Change in insurance-related
     liabilities.........................      $  305         $  169         $  133         $  164
  Change in income tax recoverable.......      $   17         $   11         $  243         $  220
  Change in other assets.................      $  193         $  193         $   81         $   86
  Net cash provided by (used in)
     operating activities................      $ (186)        $ (252)        $ (172)        $ (124)
CASH FLOWS FROM INVESTING ACTIVITIES
  Net change in other invested assets....      $   (3)        $  (73)        $  (19)        $  (36)
  Net cash (used in) provided by
     investing activities................      $  144         $   74         $ (910)        $ (927)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account
     balances -- deposits................      $5,983         $6,119         $3,789         $3,758
  Net cash provided by financing
     activities..........................      $   30         $  166         $  988         $  957